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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☐	Soliciting Material Pursuant to §240.14a-12
AGILE FUNDS, INC.
(Name of Registrant as Specified In Its Charter)
Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Agile Funds, Inc.
4909 Pearl East Circle, Suite #300
Boulder, Colorado 80301

Agile Multi-Strategy Fund

January    , 2005

Dear Shareholder:

        A special meeting of shareholders of Agile Multi-Strategy Fund (the "Fund") of Agile Funds, Inc. (the "Company") will be held at the offices of the Company, 4909 Pearl East Circle, Suite #300, Boulder, Colorado 80301, on March 16, 2005, at 3:00 p.m., Mountain Time. The purpose of the meeting is set forth in the formal Notice of Special Meeting of Shareholders following this letter. Included with this letter are the notice, a Proxy Statement and a proxy card.

        As you are aware, Tactical Allocation Services, LLC ("Tactical" or the "Adviser") serves as the Company's investment adviser and has retained sub-advisers to provide investment sub-advisory services to the Company. Of these, Robert Grey, Registered Investment Adviser dba Denver Money Manager is, as of the date of this letter, managing assets as a sub-adviser on behalf of the Fund. Compass Fund Management, LLC ("Compass"), Quantitative Equity Strategies, LLC ("QES"), Centaur Capital Partners, L.P. ("Centaur"), and Brantley Asset Management, LLC ("Brantley") are each, as of the date of this letter, managing assets as an interim sub-adviser on behalf of the Fund.

        Tactical and the Company's Board of Directors (the "Board") desire to employ each of the four interim sub-advisers as a sub-adviser to manage the Fund's assets, and to employ a fifth sub-adviser, Schreiner Capital Management, Inc. ("Schreiner"), in the same sub-advisory capacity. Therefore, Tactical and the Board propose that the shareholders approve sub-advisory agreements with each of the five proposed sub-advisers.

        We look forward to your attendance at the meeting or to receiving your proxy card so that your shares may be voted at the meeting. To vote, simply fill out the enclosed proxy card—be sure to sign, date and return it to us in the enclosed postage paid envelope.

        Your vote is very important to us. If we do not hear from you by February    , 2005, a representative of the Company may contact you.

        Thank you for your response and for your continued investment with the Company.

Sincerely,
Marc E. Nicolay President and Chief Executive Officer Agile Funds, Inc.

AGILE FUNDS, INC.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

AGILE MULTI-STRATEGY FUND

TO BE HELD ON

MARCH 16, 2005

        Notice is hereby given that a special meeting of shareholders (the "Meeting") of the Agile Multi-Strategy Fund (the "Fund") of Agile Funds, Inc. (the "Company") will be held at the offices of the Company, 4909 Pearl East Circle, Suite #300, Boulder, Colorado 80301, on March 16, 2005, at 3:00 p.m., Mountain Time, for the following purposes:

  (1)
  To approve a new investment Sub-advisory Agreement among Agile Funds, Inc. (the "Company"), on behalf of the Agile Multi-Strategy Fund (the "Fund"), Tactical Allocation Services, LLC ("Tactical" or the "Adviser"), and Compass Fund Management, LLC (the "Compass Agreement");

  (2)
  To approve a new investment Sub-advisory Agreement among the Company, on behalf of the Fund, Tactical, and Quantitative Equity Strategies, LLC (the "QES Agreement");

  (3)
  To approve a new investment Sub-advisory Agreement among the Company, on behalf of the Fund, Tactical, and Centaur Capital Partners, L.P. (the "Centaur Agreement");

  (4)
  To approve a new investment Sub-advisory Agreement among the Company, on behalf of the Fund, Tactical, and Brantley Asset Management, LLC (the "Brantley Agreement");

  (5)
  To approve a new investment Sub-advisory Agreement among the Company, on behalf of the Fund, Tactical, and Schreiner Capital Management, Inc. (the "Schreiner Agreement"); and

  (6)
  To transact such other business that may properly come before the Meeting, or any adjournments thereof.

        Shareholders of record of the Fund on January    , 2005, are entitled to receive notice of and to vote at the Meeting and any adjournment(s) thereof. In the event that the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to the proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy at the Meeting or an adjournment thereof. The persons named as proxies will vote "FOR" any such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote "AGAINST" any such adjournment those proxies to be voted against the proposal.

        Your vote is important to us. Thank you for taking the time to consider these important proposals.

By Order of the Board of Directors of Agile Funds, Inc.
Michael P. Brady Secretary
January , 2005

IMPORTANT

        WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD MAY SAVE THE NECESSITY OF FURTHER SOLICITATIONS. IF YOU WISH TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO.

AGILE FUNDS, INC.

AGILE MULTI-STRATEGY FUND

4909 Pearl East Circle, Suite #300
Boulder, Colorado 80301

PROXY STATEMENT

DATED JANUARY            , 2005

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON

MARCH 16, 2005

        This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Agile Funds, Inc. (the "Company"), a Maryland corporation operating as an open-end management investment company registered under the Investment Company Act of 1940 (the "Act"), on behalf of the Agile Multi-Strategy Fund (the "Fund") for use at the special meeting of shareholders of the Fund to be held at the offices of the Company, 4909 Pearl East Circle, Suite #300, Boulder, Colorado 80301, on March 16, 2005, at 3:00 p.m., Mountain Time, or at such later time made necessary by any and all adjournments or postponements thereof (the "Meeting"). The Proxy Statement, the Notice of Special Meeting, and the proxy card are first being mailed to shareholders of the Fund on or about January    , 2005.

        THE COMPANY PROVIDES PERIODIC REPORTS TO ITS SHAREHOLDERS, WHICH HIGHLIGHT RELEVANT INFORMATION ABOUT THE FUND, INCLUDING INVESTMENT RESULTS AND A REVIEW OF FUND INVESTMENTS. YOU MAY RECEIVE AN ADDITIONAL COPY OF THE MOST RECENT ANNUAL REPORT, IF ANY, AND SEMIANNUAL REPORT OF THE FUND, WITHOUT CHARGE, BY CALLING 1-866-84-AGILE (1-866-842-4453) OR WRITING THE COMPANY AT AGILE FUNDS, INC., P.O. BOX 1355, DENVER, COLORADO 80201-1355.

PURPOSE OF MEETING

        The Meeting is being called in order to ask shareholders of the Fund to consider and vote on the following proposals:

PROPOSAL 1:	To approve a new investment Sub-advisory Agreement among Agile Funds, Inc. (the "Company"), on behalf of the Agile Multi-Strategy Fund (the "Fund"), Tactical Allocation Services, LLC ("Tactical" or the "Adviser"), and Compass Fund Management, LLC (the "Compass Agreement");
PROPOSAL 2:	To approve a new investment Sub-advisory Agreement among the Company, on behalf of the Fund, Tactical, and Quantitative Equity Strategies, LLC (the "QES Agreement");
PROPOSAL 3:	To approve a new investment Sub-advisory Agreement among the Company, on behalf of the Fund, Tactical, and Centaur Capital Partners, L.P. (the "Centaur Agreement");
PROPOSAL 4:	To approve a new investment Sub-advisory Agreement among the Company, on behalf of the Fund, Tactical, and Brantley Asset Management, LLC (the "Brantley Agreement");

PROPOSAL 5:	To approve a new investment Sub-advisory Agreement among the Company, on behalf of the Fund, Tactical, and Schreiner Capital Management, Inc. (the "Schreiner Agreement"); and
PROPOSAL 6:	To transact such other business that may properly come before the Meeting, or any adjournments thereof.

        The Company is organized as a Maryland corporation and operates as an open-end management investment company registered under the Act. As such, it is not required to hold an annual meeting of shareholders. The Fund seeks to achieve its investment objective by investing its assets in securities that afford strategic and tactical opportunities to employ relative value, arbitrage, and short-term trading strategies with a variety of publicly-traded and privately-placed securities.

        The Board has determined to request approval of the Compass Agreement, the QES Agreement, the Centaur Agreement, the Brantley Agreement, and the Schreiner Agreement (each, a "Sub-advisory Agreement" and, collectively the "Sub-advisory Agreements") by shareholders of the Fund. If there is a negative vote for Proposal 1, for Proposal 2, for Proposal 3, for Proposal 4, for Proposal 5, or for any combination of these proposals, the Board will consider other alternatives including having Tactical manage a larger portion of the Fund assets directly until the Board determines what further action, if any, would be in the best interests of the Fund's shareholders.

        Tactical and the Fund have applied for exemptive relief from the Securities and Exchange Commission ("SEC"), which, if granted, would permit Tactical to enter into sub-advisory agreements on behalf of the Fund without receiving shareholder approval. Tactical and the Board believe such relief will (1) help the Fund enhance performance by permitting Tactical to allocate and reallocate the Fund's assets among multiple sub-advisers with different investment styles in keeping with the Fund's investment objectives; and (2) enable the Board to act more quickly and with less expense to the Fund in order to employ new sub-advisers when Tactical and the Board believe that such employment would be in the best interests of Fund shareholders.

        While the request for exemptive relief is pending, Tactical and the Board propose that shareholders approve five additional Sub-advisory Agreements regarding the Fund, the first between the Company on behalf of the Fund, Tactical, and Compass Fund Management, LLC ("Compass"), the second between the Company on behalf of the Fund, Tactical, and Quantitative Equity Strategies, LLC ("QES"), the third between the Company on behalf of the Fund, Tactical and Centaur Capital Partners, L.P. ("Centaur"), the fourth between the Company on behalf of the Fund, Tactical, and Brantley Asset Management, LLC ("Brantley"), and the fifth between the Company on behalf of the Fund, Tactical, and Schreiner Capital Management, Inc. ("Schreiner"). In the future, any proposals, including the approval of investment advisory and sub-advisory agreements of the Fund, will not be presented to shareholders of the Fund for approval unless applicable law requires such shareholder approval or it is determined by the Board that shareholder approval is desirable.

* * *

OVERVIEW

        The Fund is a multi-strategy fund that has retained an Adviser and Sub-Advisers to manage and make decisions with respect to the Fund's assets. Tactical Allocation Services, LLC, located at 4909 Pearl East Circle, Suite #300, Boulder, Colorado 80301, is the investment adviser to the Fund pursuant to an Investment Advisory Agreement with the Company.

        As Adviser to the Fund, Tactical invests the assets of the Fund, either directly or through the use of Sub-Advisers, according to the Fund's investment objective, policies, and restrictions. Subject to the authority of the Company's Board, Tactical is responsible for the overall management of the Fund's business affairs and has retained investment Sub-Advisers to make certain investment decisions for portions of the Fund's assets. Tactical retains responsibility, subject to approval by the Board, for managing Sub-Advisers, and evaluating the Fund's needs and each Sub-Adviser's skills and abilities on an ongoing basis. Prior to November 18, 2004, Tactical allocated the Fund's assets among itself, Battenkill Asset Management, LLC ("Battenkill"), and Robert Grey, Registered Investment Adviser dba Denver Money Manager ("Grey"). Tactical receives a fixed management fee of 2.50% of annual average net assets of the Fund as Adviser to the Fund. Tactical has also contractually agreed to pay all expenses incurred in performing its investment advisory services. Grey receives, and Battenkill received, a sub-advisory fee from Tactical of 1.00% of the average annual net assets allocated to it by Tactical.

        On November 18, 2004, the Company determined that it would be in the best interests of the Fund to have the sub-advisory relationship with Battenkill terminated and such termination occurred effective November 22, 2004. In connection with the termination of Battenkill, the Adviser entered into Interim Sub-advisory Agreements with Compass, QES, Centaur, and Brantley (each, an "Interim Sub-Adviser" and, collectively the "Interim Sub-Advisers"). The Interim Sub-Advisers are each responsible for managing a portion of the Fund's assets, which under the terms of the Board approval of such arrangements are not to exceed in the aggregate the portion previously managed by Battenkill. Under the Interim Sub-Advisory Agreements, Tactical serves as manager and Adviser for the Fund and provides portfolio management oversight of that portion of the Fund's assets managed by Compass, QES, Centaur, and Brantley, respectively, rather than directly managing all the Fund's assets. Pursuant to the Interim Sub-Advisory Agreements, Compass, QES, Centaur, and Brantley provide the Fund with investment advisory services for which Tactical, and not the Fund, pays an annual fee. Each of the Interim Sub-Advisory Agreements will terminate on the 150th day following the termination of the contract with Battenkill, which is April 17, 2005.

        On November 18, 2004, Tactical and the Board also discussed the benefits to the Fund and Fund shareholders of adding additional sub-advisers. Tactical reported that it had conducted an analysis of the Fund, its structure and its current Sub-Advisers to which Tactical allocates the Fund's assets. Based on its analysis of the Fund, Tactical recommended to the Board that it approve five additional sub-advisers and recommend these additional sub-advisers to shareholders for their approval. Tactical believes the addition of Compass, QES, Centaur, Brantley, and Schreiner will improve the performance of the Fund by employing additional strategies, which provide greater diversification against market or sector-related event volatility.

        Based in part on Tactical's findings and recommendations, the Board, including those Directors who are not "interested persons" of the Company (the "Independent Directors"), unanimously approved the appointments of Compass, QES, Centaur, Brantley, and Schreiner as additional Sub-Advisers to the Fund, contingent upon shareholder approval, and recommended the approval of the Compass Agreement, the QES Agreement, the Centaur Agreement, the Brantley Agreement, and the Schreiner Agreement to the shareholders of the Fund.

        If the shareholders of the Fund approve the Compass Agreement, Compass will be entitled to receive from Tactical 1.00% of the annual average net assets allocated to it by Tactical. If the shareholders of the Fund approve the QES Agreement, QES will be entitled to receive from Tactical 1.00% of the annual average net assets allocated to it by Tactical. If the shareholders of the Fund approve the Centaur Agreement, Centaur will be entitled to receive from Tactical 1.00% of the annual average net assets allocated to it by Tactical. If the shareholders of the Fund approve the Brantley Agreement, Brantley will be entitled to receive from Tactical 1.00% of the annual average net assets allocated to it by Tactical. If the shareholders of the Fund approve the Schreiner Agreement, Schreiner will be entitled to receive from Tactical 1.00% of the annual average net assets allocated to it by Tactical.

        As currently is the case, total management fees of the Fund will not exceed 2.50% of the Fund's annual average net assets regardless of the allocation of the Fund's assets among the Adviser and Sub-Advisers.

        If approved by shareholders, the Compass Agreement, the QES Agreement, the Centaur Agreement, the Brantley Agreement, and the Schreiner Agreement would take effect shortly after shareholder approval. However, if shareholders of the Fund do not approve the Compass Agreement, the QES Agreement, the Centaur Agreement, the Brantley Agreement, the Schreiner Agreement or any combination of those agreements, Tactical will consider, among other alternatives, managing a larger portion of the Fund's assets itself until the Board determines what further action, if any, would be in the best interests of the Fund's shareholders, including the solicitation and request for proposals by other registered investment advisers to sub-advise a portion of the Fund's assets consistent with the Fund's investment objective, strategies, policies and limitations.

* * *

PROPOSAL 1:
APPROVAL OF THE COMPASS AGREEMENT

        In order for Compass to serve as a Sub-Adviser to the Fund, shareholders of the Fund are being asked to approve the Compass Agreement. The form of the Compass Agreement as approved by the Board is attached as Exhibit A. Information about Compass and a summary of the substantive terms of the Compass Agreement are provided below.

INFORMATION ABOUT COMPASS

        Compass is a registered investment adviser under the Investment Advisers Act of 1940, as amended, with its principal executive office located at One Market Street, Spear Tower, San Francisco, California 94105. As of September 30, 2004, Compass had assets and overlays under management of approximately $43 million. Compass was founded in 2000. Compass offers advice, investment management and related services to institutional and individual clients using multiple uncorrelated market neutral trading and investment strategies including relative value strategy, real-time event driven strategy, and long/short strategy. The name and principal occupation of the partners and principal executive officers of Compass are as follows:

Name	Position with Compass	Principal Occupation
Edward S. Ehee	Managing Member	Investment Adviser
Angie Kim, CPA	Chief Financial Officer	CPA
Winslow Warren	Chief Technology Officer	Software Engineer
Colleen Supran, CFA	Principal	Investment Adviser

        Compass does not act as an investment adviser or sub-adviser for other mutual funds with investment objectives similar to that of the Fund.

        If the Compass Agreement is approved by the shareholders, Compass will manage a portion of the Fund's assets. In doing so, Compass will use proprietary quantitative modeling techniques, real-time event driven strategy, and multiple automated models based on quantitative and statistical attributes to construct the Fund's investment strategy to achieve returns derived principally from the relationship between long and short positions in the Fund, and will combine different market neutral strategies, including long term purchases, short term purchases, trading, short sales, margin transactions and option writing, designed to capture a distinct type of short-term price action. The various methods of analysis employed will consist of identifying changes in pricing relationships between broad market indices and sectors, short-term price action resulting from company specific events occurring in real-time, and identifying, on a short term basis, stocks that will display material price action. Individual investments will be selected based upon a review of a variety of sources information, such as corporate rating services, annual reports, SEC filings and company press releases.

        With respect to the portion of the Fund's assets allocated to Compass, Edward S. Ehee is expected to serve as the lead Fund manager. Mr. Ehee is the Founder and Managing Member of Compass, positions he has held since January 2002, and is also a general partner of Viper Founders Fund, LP; a Managing Member of Viper Holdings, LLC; a managing member of IdeaBank Ventures, LLC and previously was the Chairman and CEO of Serengeti Software Corporation.

SUMMARY OF THE COMPASS AGREEMENT

        The proposed Compass Agreement is attached hereto as Exhibit A. A description of the proposed Compass Agreement is set forth below and is qualified in its entirety by reference to Exhibit A.

        General.    Under the terms of the Compass Agreement, Compass shall, subject to the supervision of Tactical and the Board, be responsible for managing the Fund's assets or that portion of the Fund's assets that it has been allocated to manage by Tactical. In providing investment management services to the Fund, Compass shall assist in determining which securities and other investments shall be purchased, retained or sold, and what assets shall be held as temporary investments in securities, cash and cash equivalents, subject to the Articles of Incorporation and By-Laws of the Company, the investment objectives, policies, and restrictions set forth in the Fund's registration statement, the provisions of the 1940 Act and the Internal Revenue Code of 1986, and such policies and instructions as the Board may determine.

        The Compass Agreement states that Compass will (1) assist in determining from time to time what securities and other investments will be purchased, retained, or sold for its portion of the Fund's assets, (2) manage, in consultation with Tactical, its portion of the Fund's assets temporary investments in securities, cash, and cash equivalents, (3) place orders pursuant to its investments determinations for its portion of the Fund's assets either directly with the issuer or with any broker or dealer, (4) consult with Tactical on a continuous basis as to the Fund's total assets which shall be invested by Compass, (5) attend business and investment-related meetings with the Board and Tactical as reasonably requested, (6) maintain all books and records required to be maintained by it pursuant to the 1940 Act and the rules and regulations promulgated there under with respect to the transactions Compass effects on behalf of the Fund, and (7) furnish the Board and Tactical with such periodic and special reports as the Board or Tactical may reasonably request.

        Brokerage Commissions and Fund Transactions.    Compass places orders for Company transactions on behalf of the Fund with issuers or other brokers and dealers, which brokers and dealers may be selected by Compass under the authority retained by it. When it can be done consistently with the policy of obtaining best execution, Compass may place such orders with brokers and dealers who supply research, market, and statistical information for the benefit of the Fund. Compass is authorized when placing Fund transactions for securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction if Compass determines in good faith that such commission was reasonable in relation to the value of the brokerage and/or research services provided by such broker. Although soft dollar transactions are permitted under the Compass Agreement, the Board approved a policy, effective August 20, 2004, currently prohibiting the Fund from entering into any soft dollar transactions.

        Compensation Paid.    For services rendered, Tactical will pay Compass a sub-advisory fee, which is payable at an annual rate of 1.00% of the average net assets of the Fund assets managed by Compass, payable monthly in arrears. The average net assets of the Fund shall be calculated in accordance with the Company's Articles of Incorporation.

        Liability of Compass.    The Compass Agreement provides that Compass shall not be liable for any action taken or omitted by Compass in the absence of bad faith, willful misconduct, gross negligence or reckless disregard of its duties.

        Term.    If the shareholders approve the Compass Agreement, it will take effect shortly thereafter and will remain in effect, unless earlier terminated, for an initial term of one year from the date of effectiveness and will continue in effect thereafter for successive twelve-month periods, provided that each such continuance is specifically approved at least annually (i) by the Board, and (ii) by a majority of the Directors who are not interested persons of any party to the Compass Agreement

        Termination of the Agreement.    Under the terms of the Compass Agreement, the agreement may be terminated at any time without penalty upon sixty (60) days' notice by the Board, Tactical, Compass, or by vote of a majority of the outstanding voting securities of the Fund. The Compass Agreement shall terminate automatically in the event of its assignment.

BOARD APPROVAL OF THE COMPASS AGREEMENT

        The Board of Directors determined that the terms of Compass Agreement are fair and reasonable and that approval of the Compass Agreement is in the best interests of the Fund and its shareholders. In determining whether to approve Compass Agreement and to recommend approval by shareholders, the Board reviewed materials furnished by Tactical and Compass, including Form ADV, organizational chart, personnel biographies, performance record, financial statements, responses to a Sub-Adviser Questionnaire (including the absence of any enforcement actions or other regulatory sanctions against the Adviser and its principals), proposed soft dollar practices with respect to the Company, brokerage relationships, privacy statement, client confidentiality policy, and compliance manual. The Board evaluated the above-referenced information and considered, among other things, the following:

  (i)
  the nature, extent, and quality of the services to be performed by Compass, including benefits to shareholders that could accrue from the adding into the overall investment strategy of a multi-strategy fund an additional sub-adviser with significant prior experience in the area of long and short positions. The Board, including the Independent Directors, also reviewed the background of the principals of Compass and had direct discussions with Mr. Ehee of Compass about his investment philosophy and how it would be applied to the Fund. Among other things, they also considered the size, education, and experience of the Sub-Adviser's investment staff, their use of technology, and the Sub-Adviser's approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board, including the Independent Directors, concluded that the nature, extent, and quality of services to be performed by Compass would be beneficial to the Fund shareholders, and that Compass had the institutional capabilities to deliver those services;

  (ii)
  the performance track record of Compass and its portfolio manager, and concluded that the strong performance could, if sustainable, provide significant benefits for the Fund shareholders;

  (iii)
  the amount and nature of fees to be paid to the Sub-Adviser, including the fact that the fees paid by the shareholders would not increase if Compass were to become a Sub-Adviser to the Fund;

  (iv)
  whether there have been economies of scale in respect of the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board, including the Independent Directors, concluded that due to the current size of the Fund, and the short term anticipated size of the Fund, the available economies of scale were not significant at this time; and

  (v)
  the absence of any benefits to the Adviser or Compass from the use of "soft" commission dollars to pay for research and brokerage services because of a Board prohibition on the use of such services. The Board, including the Independent Directors, considered whether there were any other intangible benefits that would accrue to Compass or the Adviser by virtue of their relationship with the Fund, taking into account the other relationships between Compass and the Adviser, if any, and concluded that such benefits, if any, would not be disadvantageous to the Fund shareholders.

REQUIRED VOTE

        Approval of this Proposal requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund voting separately. The term "majority of the outstanding voting securities," as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at a meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE "FOR" THE APPROVAL OF THE COMPASS AGREEMENT.

* * *

PROPOSAL 2
APPROVAL OF THE QES AGREEMENT

        In order for QES to serve as a sub-adviser to the Fund, shareholders of the Fund are being asked to approve the QES Agreement. The form of the QES Agreement as approved by the Board is attached as Exhibit B. Information about QES and a summary of the substantive terms of the QES Agreement are provided below.

INFORMATION ABOUT QES

        QES is a registered investment adviser under the Investment Advisers Act of 1940, as amended, with its principal executive office located at 640 Plaza Drive, Suite 340, Highlands Ranch, Colorado 80129. As of September 30, 2004, QES had assets and overlays under management of approximately $210 million. QES was founded in 2002. QES offers specialized discretionary investment advisory services to institutional and individual clients using a combination of strategies yielding a net exposure with a low correlation with market indicators and with less sensitivity to highs, lows, or dramatic changes in market indicators.

        QES has three additional relationships with Tactical, including an engagement to serve as a management consultant for Tactical in regards to Tactical's variable annuity products, as a investment adviser employed by one of one or more investment vehicles managed by Tactical or a Tactical affiliate, and as an investor in one of the funds managed by Tactical or a Tactical affiliate. The name and principal occupation of the partners and principal executive officers of QES are as follows:

Name	Position with QES	Principal Occupation
Benjamin Warwick	President	Portfolio Manager
Chad Leavitt	CFO/CCO	Finance/Compliance

        QES does not act as an investment adviser or sub-adviser for other mutual funds with investment objectives similar to that of the Fund.

        If the shareholders approve the QES Agreement, QES will manage a portion of the Fund's assets. In doing so, QES will use a series of proprietary risk models to construct the Fund's investment strategy to achieve a broadly diversified portfolio providing smooth, consistent returns by increasing risk exposure in periods of profit growth and decreasing risk exposure in periods of declining equity, employing minimal leverage, and hedging out selected risks with exchange-traded futures. The various investment strategies employed will include long term purchases, short term purchases, trading, and margin transactions to attain smooth, consistent returns. Individual investments will be selected based upon a review of a variety of sources of information, including financial newspapers and magazines.

        With respect to the portion of the Fund's assets allocated to QES, Mr. Benjamin Warwick is expected to serve as the lead Fund manager. Mr. Warwick is the President and sole owner of QES, positions he has held since September 2002, and previously was Chief Investment Officer for Sovereign Wealth Management, Inc. Mr. Warwick simultaneously owns and manages Warwick Media Group, Inc., a firm that publishes articles for financial journals and publications. Additionally, Mr. Warwick is the manager of Occam Capital Advisors, LLC and holds a current registered representative's license at Rydex Distributors, Inc., a registered broker-dealer.

SUMMARY OF THE QES AGREEMENT

        The proposed QES Agreement is attached hereto as Exhibit B. A description of the proposed QES Agreement is set forth below and is qualified in its entirety by reference to Exhibit B.

        General.    Under the terms of the QES Agreement, QES shall, subject to the supervision of Tactical and the Board, be responsible for managing the Fund's assets or that portion of the Fund's assets that it has been allocated to manage by Tactical. In providing investment management services to the Fund, QES shall assist in determining which securities and other investments shall be purchased, retained, or sold, and what assets shall be held as temporary investments in securities, cash, and cash equivalents, subject to the Articles of Incorporation and By-Laws of the Company, the investment objectives, policies, and restrictions set forth in the Fund's registration statement, the provisions of the 1940 Act and the Internal Revenue Code of 1986, and such policies and instructions as the Board may determine.

        The QES Agreement states that QES will (1) assist in determining from time to time what securities and other investments will be purchased, retained, or sold for its portion of the Fund's assets, (2) manage, in consultation with Tactical, its portion of the Fund's assets temporary investments in securities, cash, and cash equivalents, (3) place orders pursuant to its investments determinations for its portion of the Fund's assets either directly with the issuer or with any broker or dealer, (4) consult with Tactical on a continuous basis as to the Fund's total assets which shall be invested by QES, (5) attend business and investment-related meetings with the Board and Tactical as reasonably requested, (6) maintain all books and records required to be maintained by it pursuant to the 1940 Act and the rules and regulations promulgated there under with respect to the transactions Compass effects on behalf of the Fund, and (7) furnish the Board and Tactical with such periodic and special reports as the Board or Tactical may reasonably request.

        Brokerage Commissions and Fund Transactions.    QES places orders for Company transactions on behalf of the Fund with issuers or other brokers and dealers, which brokers and dealers may be selected by QES under the authority retained by it. When it can be done consistently with the policy of obtaining best execution, QES may place such orders with brokers and dealers who supply research, market, and statistical information for the benefit of the Fund. QES is authorized when placing Fund transactions for securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction if QES determines in good faith that such commission was reasonable in relation to the value of the brokerage and/or research services provided by such broker. Although soft dollar transactions are permitted under the QES Agreement, the Board approved a policy, effective August 20, 2004, currently prohibiting the Fund from entering into any soft dollar transactions.

        Compensation Paid.    For services rendered, Tactical will pay QES a sub-advisory fee, which is payable at an annual rate of 1.00% of the average net assets of the Fund assets managed by QES, payable monthly in arrears. The average net assets of the Fund shall be calculated in accordance with the Company's Articles of Incorporation.

        Liability of QES.    The QES Agreement provides that QES shall not be liable for any action taken or omitted by QES in the absence of bad faith, willful misconduct, gross negligence, or reckless disregard of its duties.

        Term.    If the QES Agreement is approved by the shareholders, it will take effect shortly thereafter and will remain in effect, unless earlier terminated, for an initial term of one year from the date of effectiveness and will continue in effect thereafter for successive twelve-month periods, provided that each such continuance is specifically approved at least annually (i) by the Board, and (ii) by a majority of the Directors who are not interested persons of any party to the QES Agreement

        Termination of the Agreement.    Under the terms of the QES Agreement, the agreement may be terminated at any time without penalty upon sixty (60) days' notice by the Board, Tactical, QES, or by vote of a majority of the outstanding voting securities of the Fund. The QES Agreement shall terminate automatically in the event of its assignment.

BOARD APPROVAL OF THE QES AGREEMENT

        The Board of Directors determined that the terms of the QES Agreement is fair and reasonable and that approval of the QES Agreement is in the best interests of the Fund and its shareholders. In determining whether to approve the QES Agreement and to recommend approval by shareholders, the Board reviewed materials furnished by Tactical and QES, including Form ADV, organizational chart, personnel biographies, performance record, financial statements, responses to a Sub-Adviser Questionnaire (including the absence of any enforcement actions or other regulatory sanctions against the Adviser and its principals), proposed soft dollar practices with respect to the Company, brokerage relationships, privacy statement, client confidentiality policy, and compliance manual. The Board evaluated the above-referenced information and considered, among other things, the following:

  (i)
  the nature, extent, and quality of the services to be performed by QES, including benefits to shareholders that could accrue from the adding into the overall investment strategy of a multi-strategy fund an additional sub-adviser with significant prior experience in the area of convertible arbitrage. The Board, including the Independent Directors, also reviewed the background of the principals of QES and had discussions with Mr. Warwick of QES about his investment philosophy and how it would be applied to the Fund. Among other things, they also considered the size, education, and experience of the Sub-Adviser's investment staff, their use of technology, and the Sub-Adviser's approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board, including the Independent Directors, concluded that the nature, extent, and quality of services to be performed by QES would be beneficial to the Fund shareholders, and that QES had the institutional capabilities to deliver those services;

  (ii)
  the performance track record of QES and its portfolio manager, and concluded that the strong performance could, if sustainable, provide significant benefits for the Fund shareholders;

  (iii)
  the amount and nature of fees to be paid to the Sub-Adviser, including the fact that the fees paid by the shareholders would not increase if QES were to become a Sub-Adviser to the Fund;

  (iv)
  whether there have been economies of scale in respect of the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board, including the Independent Directors, concluded that due to the current size of the Fund, and the short term anticipated size of the Fund, the available economies of scale were not significant at this time; and

  (v)
  the absence of any benefits to the Adviser or QES from the use of "soft" commission dollars to pay for research and brokerage services because of a Board prohibition on the use of such services. The Board, including the Independent Directors, considered whether there were any other intangible benefits that would accrue to QES or the Adviser by virtue of their relationship with the Fund, taking into account the other relationships between QES and the Adviser, and concluded that such benefits, if any, would not be disadvantageous to the Fund shareholders.

REQUIRED VOTE

        Approval of this Proposal requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund voting separately. The term "majority of the outstanding voting securities," as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at a meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE "FOR" THE APPROVAL OF THE QES AGREEMENT.

* * *

PROPOSAL 3
APPROVAL OF THE CENTAUR AGREEMENT

        In order for Centaur to serve as a sub-adviser to the Fund, shareholders of the Fund are being asked to approve the Centaur Agreement. The form of the Centaur Agreement as approved by the Board is attached as Exhibit C. Information about Centaur and a summary of the substantive terms of the Centaur Agreement are provided below.

INFORMATION ABOUT CENTAUR

        Centaur is a registered investment adviser under the Investment Advisers Act of 1940, as amended, with its principal executive office located at 100 Crescent Court, Suite 800, Dallas, Texas 75201. As of October 31, 2004, Centaur had assets and overlays under management of approximately $11 million. Centaur was founded in 2002. Centaur offers specialized discretionary investment advisory services to institutional and individual clients using value oriented investing strategies emphasizing cash-flow and asset-based valuation methodology.

        The name and principal occupation of the partners and principal executive officers of Centaur are as follows:

Name	Position with Centaur	Principal Occupation
Malcolm "Zeke" Ashton	Founder/CCO	Portfolio Manager
Matthew Richey	Portfolio Manager	Portfolio Manager

        Centaur does not act as an investment adviser or sub-adviser for other mutual funds with investment objectives similar to that of the Fund.

        If the shareholders approve the Centaur Agreement, Centaur will manage a portion of the Fund's assets. In doing so, Centaur employs a detailed fundamental security analysis method that seeks to achieve capital appreciation through investments in companies that generate positive cash flow or offer the potential to generate cash flows at low multiples. The various investment strategies employed will include long term purchases, short term purchases, short sales, margin transactions, and option writing. Individual investments will be selected based upon a review of a variety of sources of information, including financial newspapers and magazines, research materials, and company press releases.

        With respect to the portion of the Fund's assets allocated to Centaur, Mr. Zeke Ashton is expected to serve as the lead Fund manager. Mr. Ashton is the Founder and Chief Compliance Officer of Centaur, positions he has held since April 2002. Prior to founding Centaur, Mr. Ashton was a senior investment analyst and writer for The Motley Fool, a senior analyst and project manager for Infinity Systems, and a senior analyst and project manager for Wall Street Systems, Inc.

        Mr. Matthew Richey is expected to serve as co-portfolio manager. Mr. Richey joined Centaur in October 2003. Prior to joining Centaur, Mr. Richey was an investment analyst and stock research report writer for The Motley Fool where he also developed educational online investing content and co-led an online investing seminar.

SUMMARY OF THE CENTAUR AGREEMENT

        The proposed Centaur Agreement is attached hereto as Exhibit C. A description of the proposed Centaur Agreement is set forth below and is qualified in its entirety by reference to Exhibit C.

        General.    Under the terms of the Centaur Agreement, Centaur shall, subject to the supervision of Tactical and the Board, be responsible for managing the Fund's assets or that portion of the Fund's assets that it has been allocated to manage by Tactical. In providing investment management services to the Fund, Centaur shall assist in determining which securities and other investments shall be purchased, retained, or sold, and what assets shall be held as temporary investments in securities, cash, and cash equivalents, subject to the Articles of Incorporation and By-Laws of the Company, the investment objectives, policies, and restrictions set forth in the Fund's registration statement, the provisions of the 1940 Act and the Internal Revenue Code of 1986, and such policies and instructions as the Board may determine.

        The Centaur Agreement states that Centaur will (1) assist in determining from time to time what securities and other investments will be purchased, retained, or sold for its portion of the Fund's assets, (2) manage, in consultation with Tactical, its portion of the Fund's assets temporary investments in securities, cash, and cash equivalents, (3) place orders pursuant to its investments determinations for its portion of the Fund's assets either directly with the issuer or with any broker or dealer, (4) consult with Tactical on a regular basis as to the Fund's total assets which shall be invested by Centaur, (5) attend business and investment-related meetings with the Board and Tactical as reasonably requested, (6) maintain all books and records required to be maintained by it pursuant to the 1940 Act and the rules and regulations promulgated there under with respect to the transactions Compass effects on behalf of the Fund, and (7) furnish the Board and Tactical with such periodic and special reports as the Board or Tactical may reasonably request.

        Brokerage Commissions and Fund Transactions.    Centaur places orders for Company transactions on behalf of the Fund with issuers or other brokers and dealers, which brokers and dealers may be selected by Centaur under the authority retained by it. When it can be done consistently with the policy of obtaining best execution, Centaur may place such orders with brokers and dealers who supply research, market, and statistical information for the benefit of the Fund. Centaur is authorized when placing Fund transactions for securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction if Centaur determines in good faith that such commission was reasonable in relation to the value of the brokerage and/or research services provided by such broker. Although soft dollar transactions are permitted under the Centaur Agreement, the Board approved a policy, effective August 20, 2004, currently prohibiting the Fund from entering into any soft dollar transactions.

        Compensation Paid.    For services rendered, Tactical will pay Centaur a sub-advisory fee, which is payable at an annual rate of 1.00% of the average net assets of the Fund assets managed by Centaur, payable monthly in arrears. The average net assets of the Fund shall be calculated in accordance with the Company's Articles of Incorporation.

        Liability of Centaur.    The Centaur Agreement provides that Centaur shall not be liable for any action taken or omitted by Centaur in the absence of bad faith, willful misconduct, gross negligence, or reckless disregard of its duties.

        Term.    If the Centaur Agreement is approved by the shareholders, it will take effect shortly thereafter and will remain in effect, unless earlier terminated, for an initial term of one year from the date of effectiveness and will continue in effect thereafter for successive twelve-month periods, provided that each such continuance is specifically approved at least annually (i) by the Board, and (ii) by a majority of the Directors who are not interested persons of any party to the Centaur Agreement

        Termination of the Agreement.    Under the terms of the Centaur Agreement, the agreement may be terminated at any time without penalty upon thirty (30) days' notice by the Board, Tactical, Centaur, or by vote of a majority of the outstanding voting securities of the Fund. The Centaur Agreement shall terminate automatically in the event of its assignment.

BOARD APPROVAL OF THE CENTAUR AGREEMENT

        The Board of Directors determined that the terms of the Centaur Agreement are fair and reasonable and that approval of the Centaur Agreement is in the best interests of the Fund and its shareholders. In determining whether to approve the Centaur Agreement and to recommend approval by shareholders, the Board reviewed materials furnished by Tactical and Centaur, including Form ADV, organizational chart, personnel biographies, performance record, financial statements, responses to a Sub-Adviser Questionnaire (including the absence of any enforcement actions or other regulatory sanctions against the Adviser and its principals), proposed soft dollar practices with respect to the Company, brokerage relationships, privacy statement, client confidentiality policy, and compliance manual. The Board evaluated the above-referenced information and considered, among other things, the following:

  (i)
  the nature, extent, and quality of the services to be performed by Centaur, including benefits to shareholders that could accrue from the adding into the overall investment strategy of a multi-strategy fund an additional sub-adviser with significant prior experience in the area of fundamental analysis. The Board, including the Independent Directors, also reviewed the background of the principals of Centaur and had discussions with Mr. Ashton of Centaur about his investment philosophy and how it would be applied to the Fund. Among other things, they also considered the size, education, and experience of the Sub-Adviser's investment staff, their use of technology, and the Sub-Adviser's approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board, including the Independent Directors, concluded that the nature, extent, and quality of services to be performed by Centaur would be beneficial to the Fund shareholders, and that Centaur had the institutional capabilities to deliver those services;

  (ii)
  the performance track record of Centaur and its portfolio manager, and concluded that the strong performance could, if sustainable, provide significant benefits for the Fund shareholders;

  (iii)
  the amount and nature of fees to be paid to the Sub-Adviser, including the fact that the fees paid by the shareholders would not increase if Centaur were to become a Sub-Adviser to the Fund;

  (iv)
  whether there have been economies of scale in respect of the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board, including the Independent Directors, concluded that due to the current size of the Fund, and the short term anticipated size of the Fund, the available economies of scale were not significant at this time; and

  (v)
  the absence of any benefits to the Adviser or Centaur from the use of "soft" commission dollars to pay for research and brokerage services because of a Board prohibition on the use of such services. The Board, including the Independent Directors, considered whether there were any other intangible benefits that would accrue to Centaur or the Adviser by virtue of their relationship with the Fund, taking into account the other relationships between Centaur and the Adviser, if any, and concluded that such benefits, if any, would not be disadvantageous to the Fund shareholders.

REQUIRED VOTE

        Approval of this Proposal requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund voting separately. The term "majority of the outstanding voting securities," as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at a meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE "FOR" THE APPROVAL OF THE CENTAUR AGREEMENT.

* * *

PROPOSAL 4
APPROVAL OF THE BRANTLEY AGREEMENT

        In order for Brantley to serve as a sub-adviser to the Fund, shareholders of the Fund are being asked to approve the Brantley Agreement. The form of the Brantley Agreement as approved by the Board is attached as Exhibit D. Information about Brantley and a summary of the substantive terms of the Brantley Agreement are provided below.

INFORMATION ABOUT BRANTLEY

        Brantley is a registered investment adviser under the Investment Advisers Act of 1940, as amended, with its principal executive office located at 3201 Enterprise Parkway, Suite 350, Beachwood, Ohio 44122. As of September 30, 2004, Brantley had assets and overlays under management of approximately $10 million. Brantley was founded in 2003. Brantley offers specialized discretionary investment advisory services to institutional and individual clients using both quantitative and qualitative investment strategies and processes to achieve long-term capital growth.

        The name and principal occupation of the partners and principal executive officers of Brantley are as follows:

Name	Position with Brantley	Principal Occupation
Kevin T. Coyne	Partner	Portfolio Manager
Michael J. Finn	Partner	Portfolio Manager
Tab A. Keplinger	Partner	Chief Financial Officer

        Brantley does not act as an investment adviser or sub-adviser for other mutual funds with investment objectives similar to that of the Fund.

        If the shareholders approve the Brantley Agreement, Brantley will manage a portion of the Fund's assets. In doing so, Brantley employs a consistent and disciplined investment process coupled with a detailed fundamental research methodology, a bottom-up approach, and a qualitative review process that seeks to achieve superior long-term capital growth and performance. The various investment strategies employed will include long term purchases, short term purchases, short sales, and option writing. Individual investments will be selected based upon a review of a variety of sources of information, including financial newspapers and magazines, inspection of corporate activities, research materials, corporate rating services, annual reports and prospectuses, and company press releases.

        With respect to the portion of the Fund's assets allocated to Brantley, Mr. Kevin Coyne is expected to serve as the lead Fund manager. Mr. Coyne is a partner of Brantley, a position he has held since July 2003. Prior to joining Brantley, Mr. Coyne was president and co-owner of The HELP Network, a third-party money management firm serving independent broker-dealers, financial consultants, and individual investors throughout the U.S., and prior to that was president of MortgageOne, a Wells Fargo joint venture.

        Mr. Michael J. Finn is expected to serve as co-portfolio manager. Mr. Finn joined Brantley in July 2003. Mr. Finn has over 18 years of private equity and small-cap public equity investment experience. Prior to joining Brantley, Mr. Finn launched Forward Development Corporation, led the creation of the Venture Capital group at the State of Michigan Department of Treasury and served as Vice-President of Sears Investment Management Company.

SUMMARY OF THE BRANTLEY AGREEMENT

        The proposed Brantley Agreement is attached hereto as Exhibit D. A description of the proposed Brantley Agreement is set forth below and is qualified in its entirety by reference to Exhibit D.

        General.    Under the terms of the Brantley Agreement, Brantley shall, subject to the supervision of Tactical and the Board, be responsible for managing the Fund's assets or that portion of the Fund's assets that it has been allocated to manage by Tactical. In providing investment management services to the Fund, Brantley shall assist in determining which securities and other investments shall be purchased, retained, or sold, and what assets shall be held as temporary investments in securities, cash, and cash equivalents, subject to the Articles of Incorporation and By-Laws of the Company, the investment objectives, policies, and restrictions set forth in the Fund's registration statement, the provisions of the 1940 Act and the Internal Revenue Code of 1986, and such policies and instructions as the Board may determine.

        The Brantley Agreement states that Brantley will (1) assist in determining from time to time what securities and other investments will be purchased, retained, or sold for its portion of the Fund's assets, (2) manage, in consultation with Tactical, its portion of the Fund's assets temporary investments in securities, cash, and cash equivalents, (3) place orders pursuant to its investments determinations for its portion of the Fund's assets either directly with the issuer or with any broker or dealer, (4) consult with Tactical on a continuous basis as to the Fund's total assets which shall be invested by Brantley, (5) attend business and investment-related meetings with the Board and Tactical as reasonably requested, (6) maintain all books and records required to be maintained by it pursuant to the 1940 Act and the rules and regulations promulgated there under with respect to the transactions Compass effects on behalf of the Fund, and (7) furnish the Board and Tactical with such periodic and special reports as the Board or Tactical may reasonably request.

        Brokerage Commissions and Fund Transactions.    Brantley places orders for Company transactions on behalf of the Fund with issuers or other brokers and dealers, which brokers and dealers may be selected by Brantley under the authority retained by it. When it can be done consistently with the policy of obtaining best execution, Brantley may place such orders with brokers and dealers who supply research, market, and statistical information for the benefit of the Fund. Brantley is authorized when placing Fund transactions for securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction if Brantley determines in good faith that such commission was reasonable in relation to the value of the brokerage and/or research services provided by such broker. Although soft dollar transactions are permitted under the Brantley Agreement, the Board approved a policy, effective August 20, 2004, currently prohibiting the Fund from entering into any soft dollar transactions.

        Compensation Paid.    For services rendered, Tactical will pay Brantley a sub-advisory fee, which is payable at an annual rate of 1.00% of the average net assets of the Fund assets managed by Brantley, payable monthly in arrears. The average net assets of the Fund shall be calculated in accordance with the Company's Articles of Incorporation.

        Liability of Brantley.    The Brantley Agreement provides that Brantley shall not be liable for any action taken or omitted by Brantley in the absence of bad faith, willful misconduct, gross negligence, or reckless disregard of its duties.

        Term.    If the Brantley Agreement is approved by the shareholders, it will take effect shortly thereafter and will remain in effect, unless earlier terminated, for an initial term of one year from the date of effectiveness and will continue in effect thereafter for successive twelve-month periods, provided that each such continuance is specifically approved at least annually (i) by the Board, and (ii) by a majority of the Directors who are not interested persons of any party to the Brantley Agreement

        Termination of the Agreement.    Under the terms of the Brantley Agreement, the agreement may be terminated at any time without penalty upon sixty (60) days' notice by the Board, Tactical, Brantley, or by vote of a majority of the outstanding voting securities of the Fund. The Brantley Agreement shall terminate automatically in the event of its assignment.

BOARD APPROVAL OF THE BRANTLEY AGREEMENT

        The Board of Directors determined that the terms of the Brantley Agreement are fair and reasonable and that approval of the Brantley Agreement is in the best interests of the Fund and its shareholders. In determining whether to approve the Brantley Agreement and to recommend approval by shareholders, the Board reviewed materials furnished by Tactical and Brantley, including Form ADV, organizational chart, personnel biographies, performance record, financial statements, responses to a Sub-Adviser Questionnaire (including the absence of any enforcement actions or other regulatory sanctions against the Adviser and its principals), proposed soft dollar practices with respect to the Company, brokerage relationships, privacy statement, client confidentiality policy, and compliance manual. The Board evaluated the above-referenced information and considered, among other things, the following:

  (i)
  the nature, extent, and quality of the services to be performed by Brantley, including benefits to shareholders that could accrue from the adding into the overall investment strategy of a multi-strategy fund an additional sub-adviser with significant prior experience in the area of fundamental analysis. The Board, including the Independent Directors, also reviewed the background of the principals of Brantley. Among other things, they also considered the size, education, and experience of the Sub-Adviser's investment staff, their use of technology, and the Sub-Adviser's approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board, including the Independent Directors, concluded that the nature, extent, and quality of services to be performed by Brantley would be beneficial to the Fund shareholders, and that Brantley had the institutional capabilities to deliver those services;

  (ii)
  the performance track record of Brantley and its portfolio manager, and concluded that the strong performance could, if sustainable, provide significant benefits for the Fund shareholders;

  (iii)
  the amount and nature of fees to be paid to the Sub-Adviser, including the fact that the fees paid by the shareholders would not increase if Brantley were to become a Sub-Adviser to the Fund;

  (iv)
  whether there have been economies of scale in respect of the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board, including the Independent Directors, concluded that due to the current size of the Fund, and the short term anticipated size of the Fund, the available economies of scale were not significant at this time; and

  (v)
  the absence of any benefits to the Adviser or Brantley from the use of "soft" commission dollars to pay for research and brokerage services because of a Board prohibition on the use of such services. The Board, including the Independent Directors, considered whether there were any other intangible benefits that would accrue to Brantley or the Adviser by virtue of their relationship with the Fund, taking into account the other relationships between Brantley and the Adviser, and concluded that such benefits, if any, would not be disadvantageous to the Fund shareholders.

REQUIRED VOTE

        Approval of this Proposal requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund voting separately. The term "majority of the outstanding voting securities," as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at a meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE "FOR" THE APPROVAL OF THE BRANTLEY AGREEMENT.

* * *

PROPOSAL 5
APPROVAL OF THE SCHREINER AGREEMENT

        In order for Schreiner to serve as a sub-adviser to the Fund, shareholders of the Fund are being asked to approve the Schreiner Agreement. The form of the Schreiner Agreement as approved by the Board is attached as Exhibit E. Information about Schreiner and a summary of the substantive terms of the Schreiner Agreement are provided below.

INFORMATION ABOUT SCHREINER

        Schreiner is a registered investment adviser under the Investment Advisers Act of 1940, as amended, with its principal executive office located at 111 Summit Drive, Suite 100, Exton, Pennsylvania, 19341. As of September 30, 2004, Schreiner had assets and overlays under management of approximately $120 million. Schreiner was founded in 1989. Schreiner offers specialized discretionary investment advisory services to institutional and individual clients using a combination of strategies relying on risk/reward evaluations to attempt to reduce market risk and increase the potential for above-average market returns.

        The name and principal occupation of the partners and principal executive officers of Schreiner are as follows:

Name	Position with Schreiner	Principal Occupation
Roger J. Schreiner	CEO/CCO	Portfolio Manager
Kevin Sareyka	President	Portfolio Manager

        If the shareholders approve the Schreiner Agreement, Schreiner will manage a portion of the Fund's assets. In doing so, Schreiner will use a series of proprietary investment research and decision-making data that is based upon relative strength/performance principles that have been successfully applied in various market conditions to reduce risk and provide the opportunities for consistent investment returns. The various investment strategies employed will include long term purchases, short term purchases, trading, and margin transactions to reduce market risk and increase the potential for above-average market returns. Individual investments will be selected based upon a review of a variety of sources of information, including financial newspapers and magazines, timing services, annual reports, prospectuses, and company press releases.

        With respect to the portion of the Fund's assets allocated to Schreiner, Mr. Roger Schreiner is expected to serve as the lead Fund manager. Mr. Schreiner is the President of Schreiner, a position he has held since the company's inception in 1989. Mr. Montgomery is expected to co-manage the portion of Fund assets allocated to Schreiner. Mr. Montgomery has been vice president of Schreiner since 1993.

SUMMARY OF THE SCHREINER AGREEMENT

        The proposed Schreiner Agreement is attached hereto as Exhibit E. A description of the proposed Schreiner Agreement is set forth below and is qualified in its entirety by reference to Exhibit E.

        General.    Under the terms of the Schreiner Agreement, Schreiner shall, subject to the supervision of Tactical and the Board, be responsible for managing the Fund's assets or that portion of the Fund's assets that it has been allocated to manage by Tactical. In providing investment management services to the Fund, Schreiner shall assist in determining which securities and other investments shall be purchased, retained, or sold, and what assets shall be held as temporary investments in securities, cash, and cash equivalents, subject to the Articles of Incorporation and By-Laws of the Company, the investment objectives, policies, and restrictions set forth in the Fund's registration statement, the provisions of the 1940 Act and the Internal Revenue Code of 1986, and such policies and instructions as the Board may determine.

        The Schreiner Agreement states that Schreiner will (1) assist in determining from time to time what securities and other investments will be purchased, retained, or sold for its portion of the Fund's assets, (2) manage, in consultation with Tactical, its portion of the Fund's assets temporary investments in securities, cash, and cash equivalents, (3) place orders pursuant to its investments determinations for its portion of the Fund's assets either directly with the issuer or with any broker or dealer, (4) consult with Tactical on a continuous basis as to the Fund's total assets which shall be invested by Schreiner, (5) attend business and investment-related meetings with the Board and Tactical as reasonably requested, (6) maintain all books and records required to be maintained by it pursuant to the 1940 Act and the rules and regulations promulgated there under with respect to the transactions Compass effects on behalf of the Fund, and (7) furnish the Board and Tactical with such periodic and special reports as the Board or Tactical may reasonably request.

        Brokerage Commissions and Fund Transactions.    Schreiner places orders for Company transactions on behalf of the Fund with issuers or other brokers and dealers, which brokers and dealers may be selected by Schreiner under the authority retained by it. When it can be done consistently with the policy of obtaining best execution, Schreiner may place such orders with brokers and dealers who supply research, market, and statistical information for the benefit of the Fund. Schreiner is authorized when placing Fund transactions for securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction if Schreiner determines in good faith that such commission was reasonable in relation to the value of the brokerage and/or research services provided by such broker. Although soft dollar transactions are permitted under the Schreiner Agreement, the Board approved a policy, effective August 20, 2004, prohibiting the Fund from entering into any soft dollar transactions.

        Compensation Paid.    For services rendered, Tactical will pay Schreiner a sub-advisory fee, which is payable at an annual rate of 1.00% of the average net assets of the Fund assets managed by Schreiner, payable monthly in arrears. The average net assets of the Fund shall be calculated in accordance with the Company's Articles of Incorporation.

        Liability of Schreiner.    The Schreiner Agreement provides that Schreiner shall not be liable for any action taken or omitted by Schreiner in the absence of bad faith, willful misconduct, gross negligence, or reckless disregard of its duties.

        Term.    If the Schreiner Agreement is approved by the shareholders, it will take effect shortly thereafter and will remain in effect, unless earlier terminated, for an initial term of one year from the date of effectiveness and will continue in effect thereafter for successive twelve-month periods, provided that each such continuance is specifically approved at least annually (i) by the Board, and (ii) by a majority of the Directors who are not interested persons of any party to the Schreiner Agreement

        Termination of the Agreement.    Under the terms of the Schreiner Agreement, the agreement may be terminated at any time without penalty upon sixty (60) days' notice by the Board, Tactical, Schreiner, or by vote of a majority of the outstanding voting securities of the Fund. The Schreiner Agreement shall terminate automatically in the event of its assignment.

BOARD APPROVAL OF THE SCHREINER AGREEMENT

        The Board of Directors determined that the terms of the Schreiner Agreement is fair and reasonable and that approval of the Schreiner Agreement is in the best interests of the Fund and its shareholders. In determining whether to approve the Schreiner Agreement and to recommend approval by shareholders, the Board reviewed materials furnished by Tactical and Schreiner, including Form ADV, organizational chart, personnel biographies, performance record, financial statements, responses to a Sub-Adviser Questionnaire (including the absence of any enforcement actions or other regulatory sanctions against the Adviser and its principals), proposed soft dollar practices with respect to the Company, brokerage relationships, privacy statement, client confidentiality policy, and compliance manual. The Board evaluated the above-referenced information and considered, among other things, the following:

  (i)
  the nature, extent, and quality of the services to be performed by Schreiner, including benefits to shareholders that could accrue from the adding into the overall investment strategy of a multi-strategy fund an additional sub-adviser with significant prior experience in the area of technical analysis. The Board, including the Independent Directors, also reviewed the background of the principals of Schreiner. Among other things, they also considered the size, education, and experience of the Sub-Adviser's investment staff, their use of technology, and the Sub-Adviser's approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board, including the Independent Directors, concluded that the nature, extent, and quality of services to be performed by Schreiner would be beneficial to the Fund shareholders, and that Schreiner had the institutional capabilities to deliver those services;

  (ii)
  the performance track record of Schreiner and its portfolio manager, and concluded that the strong performance could, if sustainable, provide significant benefits for the Fund shareholders;

  (iii)
  the amount and nature of fees to be paid to the Sub-Adviser, including the fact that the fees paid by the shareholders would not increase if Schreiner were to become a Sub-Adviser to the Fund;

  (iv)
  whether there have been economies of scale in respect of the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board, including the Independent Directors, concluded that due to the current size of the Fund, and the short term anticipated size of the Fund, the available economies of scale were not significant at this time; and

  (v)
  the absence of any benefits to the Adviser or Schreiner from the use of "soft" commission dollars to pay for research and brokerage services because of the Board prohibition on the use of such services. The Board, including the Independent Directors, considered whether there were any other intangible benefits that would accrue to Schreiner or the Adviser by virtue of their relationship with the Fund, taking into account the other relationships between Schreiner and the Adviser, if any, and concluded that such benefits, if any, would not be disadvantageous to the Fund shareholders.

REQUIRED VOTE

        Approval of this Proposal requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund voting separately. The term "majority of the outstanding voting securities," as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at a meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE "FOR" THE APPROVAL OF THE SCHREINER AGREEMENT.

ADDITIONAL INFORMATION

ADDITIONAL SERVICE PROVIDERS

        The service providers currently engaged by the Company to perform non-advisory services will continue to serve the Company in the capacities indicated below:

Distributor	ALPS Distributors, Inc.
Administrator	ALPS Mutual Funds Services, Inc.
Accounting Agent and Transfer Agent	ALPS Mutual Funds Services, Inc.
Custodian	US Bank, N.A.
Independent Auditors	Spicer Jeffries LLP
Legal Counsel	Davis Graham & Stubbs LLP

        ALPS Distributors, Inc. and ALPS Mutual Funds Services, Inc. are located at 1625 Broadway, Suite 2200, Denver, Colorado 80202.

VOTING AND SOLICITATION INFORMATION

        Shareholders are entitled to one vote in person or by proxy for each Fund share held on the close of business on January    , 2005 (the "Record Date"). The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by the Adviser. Such total cost is estimated to be $                        . In addition to solicitation by mail, Directors, certain officers and representatives of the Company, directors, officers and employees of Tactical, and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram, or personally.

        If a shareholder wishes to participate in the Meeting, the shareholder may submit the proxy card originally sent with this Proxy Statement, executed in writing by the shareholder or his duly authorized attorney-in-fact, or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact the Company at 1-866-84-AGILE (1-866-842-4453).

REVOCATION OF PROXY

        Any proxy given by a shareholder is revocable until voted at the Meeting. Shareholders of the Fund giving a proxy have the power to revoke it by mail (addressed to Secretary, Agile Funds, Inc., P.O. Box 1355, Denver, Colorado 80201-1355) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.

QUORUM REQUIREMENT

        The presence at the Meeting, in person or by proxy, of the holders of at least one-third of the outstanding shares of the Fund, as of the record date, shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies necessary for the passage of the Proposal or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the Proposals and will vote against any such adjournment those proxies to be voted against the Proposals.

        For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

        Abstentions will have the effect of a "no" vote on the Proposal. Broker non-votes will have the effect of a "no" vote for the Proposal if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding shares of the Fund. Broker non-votes will not constitute "yes" or "no" votes for the Proposal and will be disregarded in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of the Fund present at the Meeting.

SHAREHOLDING INFORMATION

        Holders of record of the shares of the Fund on the Record Date, as to any matter on which they are entitled to vote, will be entitled to vote on all business of the Meeting.

        As of the Record Date, the Fund had                        shares issued and outstanding. To the best of the knowledge of the Company, as of the Record Date, no person owned of record or beneficially more than 5% of the Fund's outstanding shares, except as stated in Exhibit F.

        Exhibit G lists the amount of shares of the Fund owned directly or indirectly by the Directors and the amount of the Fund's shares owned by the Directors and officers of the Company as a group.

SHAREHOLDER PROPOSALS FOR SUBSEQUENT MEETINGS

        Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to Secretary, Agile Funds, Inc., P.O. Box 1355, Denver, Colorado 80201-1355, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE MEETING

        The Board is not aware of any matters that will be presented for action at the Meeting other than the matters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of Company and/or the Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors of Agile Funds, Inc.
Michael P. Brady Secretary

EXHIBIT A

FORM OF SUB-ADVISORY AGREEMENT
COMPASS FUND MANAGEMENT, LLC

        THIS AGREEMENT is made and entered into as of this    day of March, 2005, by and between Tactical Allocation Services, LLC a Colorado limited liability company (the "Adviser"), Agile Funds, Inc., a Maryland corporation ("Agile" or the "Company") and Compass Fund Management, LLC, a Nevada limited liability company ("the Sub-Adviser") regarding the Agile Multi-Strategy Fund, a series of Agile (the "Fund").

        WHEREAS, the Fund is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

        WHEREAS, Adviser is duly organized under the laws of the State of Colorado and it has the requisite authority under the law of Colorado to enter into this Agreement and to carry out the services as contemplated herein; and

        WHEREAS, Adviser and Sub-Adviser have full right, power and authority to execute, deliver and perform this Agreement and any other documents relating to this Agreement. Its execution, delivery and performance of this Agreement do not violate any other contracts or agreements to which Adviser or Sub-Adviser is a party; and

        WHEREAS, the Adviser has been appointed investment adviser to the Fund pursuant to an Investment Advisory Agreement dated September 30, 2003, which has been approved by the Company's Board of Directors (the "Advisory Agreement"); and

        WHEREAS, the Adviser and Agile desire to retain the Sub-Adviser to assist the Adviser in providing a continuous investment program for one of the separate accounts of the Fund's portfolio (the "Separate Account") and the Sub-Adviser is willing to do so; and

        WHEREAS, the Adviser may, in its sole discretion, allocate assets of the Fund among the Sub-Adviser and the various other sub-advisers retained to assist in the management of the Fund; and

        WHEREAS, the Board of Directors of the Company has approved this Agreement, and the Sub-Adviser is willing to furnish such services upon the terms and conditions herein set forth.

        NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

        1.    Appointment.    The Adviser and Agile hereby appoint the Sub-Adviser to serve as a sub-adviser to the Adviser with respect to the Separate Account. Intending to be legally bound, the Sub-Adviser accepts such appointment and agrees to render the services set forth herein for the compensation herein provided.

        2.    Advisory Services.    Subject to the supervision of the Adviser and Agile's Board of Directors, the Sub-Adviser will assist the Adviser in providing a continuous investment program for the Separate Account, including investment research and management with respect to the securities and investments and cash equivalents comprising the Separate Account. The Sub-Adviser will provide services under this Agreement in accordance with the Fund's investment objective, policies and restrictions as stated in the Fund's Prospectus and in the Company's Articles of Incorporation, copies of which have been delivered to the Sub-Adviser. Without limiting the generality of the foregoing, the Sub-Adviser agrees that it will:

          (a)   Assist in determining from time to time what securities and other investments will be purchased, retained or sold for the Separate Account;

          (b)   Manage in consultation with the Adviser the Separate Account's temporary investments in securities, cash and cash equivalents;

          (c)   Place orders pursuant to its investment determinations for the Separate Account either directly with the issuer or with any broker or dealer;

          (d)   Consult with the Adviser on a continuous basis as to the Fund's total assets which shall be invested in the Separate Account;

          (e)   Attend business and investment-related meetings with Agile's Board of Directors and the Adviser if requested to do so by Agile or the Adviser;

          (f)    Maintain books and records with respect to the securities transactions for the Separate Account; and

          (g)   Furnish to the Adviser and Agile's Board of Directors such periodic and special reports as they may request with respect to the Separate Account.

        3.    Covenants by the Sub-Adviser.    The Sub-Adviser agrees with respect to the services provided to the Fund that it will:

          (a)   Maintain its status as a Registered Investment Advisor with the Securities and Exchange Commission;

          (b)   Conform with all applicable provisions of the 1940 Act and all other applicable rules and regulations promulgated by the Securities and Exchange Commission;

          (c)   Telecopy trade information to the Fund's designated Fund Accountant no later than the first business day following the day of the trade, cause broker confirmations to be sent directly to the Fund's designated Fund Accountant and adopt such other trade reporting, settlement and clearance procedures with respect to the Fund as shall be mutually agreed by the parties hereto; and

          (d)   Treat confidentially all records and other information relative to the Fund and its prior, present or potential shareholders;

          (e)   Refrain from any use of any Fund information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by Agile, which approval shall not be unreasonably withheld); and

          (f)    Notwithstanding anything in this Agreement to the contrary, and upon the written consent of Adviser (which shall not be unreasonably withheld), the investment performance of the Separate Account shall not be considered confidential information and Sub-Adviser may make use of such performance results for marketing and other purposes; and

          (g)   Maintain its own Code of Ethics, a copy of which shall be provided to the Adviser (including any amendments thereto), and report to the Adviser's Compliance Officer any violation of such Code as it relates in any way to the Fund.

        4.    Services Not Exclusive.    The services furnished by the Sub-Adviser hereunder are non-exclusive, and nothing in this Agreement shall (i) prevent the Sub-Adviser or any affiliated person (as defined in the 1940 Act) of the Sub-Adviser or any employee, agent, manager or affiliated person of such person from acting as investment adviser or manager for any other person, including other registered investment companies, pooled investment vehicles or accounts of any type with investment objectives and policies the same as or similar to those of the Fund or (ii) limit or restrict the Sub-Adviser or any such employee, agent, manager or affiliated person from buying, selling or trading any securities or other investments (including any securities or other investments which the Fund is eligible to buy) for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Sub-Adviser agrees that it will not undertake any activities which, in its reasonable judgment, will adversely affect the performance of its material obligations under this Agreement.

        5.    Separate Account Transactions.    Investment decisions for the Separate Account shall be made by the Sub-Adviser independently from those for any other investment companies and accounts advised or managed by the Sub-Adviser. The Separate Account and such investment companies and accounts may, however, invest in the same securities. When a purchase or sale of the same security is made at substantially the same time on behalf of the Separate Account and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Sub-Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Sub-Adviser may aggregate the securities to be sold or purchased for the Separate Account with those to be sold or purchased for other investment companies or accounts in order to obtain best execution.

        The Sub-Adviser shall place orders for the purchase and sale of portfolio securities for the Separate Account and will solicit broker-dealers to execute transactions in accordance with the Fund's policies and restrictions regarding brokerage allocations. If applicable, the Sub-Adviser shall place orders pursuant to its investment determinations for the Separate Account either directly with the issuer or with any broker or dealer. If it executes portfolio transactions and selects brokers or dealers, the Sub-Adviser shall use its reasonable best efforts to seek the most favorable execution of orders, after taking into account all factors the Sub-Adviser deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, the Sub-Adviser may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and/or research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Separate Account and/or other accounts over which the Sub-Adviser or any of its affiliates exercises investment discretion. The Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and/or research services a commission for executing a portfolio transaction for the Separate Account which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and/or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities to the Fund. In no instance will portfolio securities be purchased from or sold to the Adviser or the Sub-Adviser or any affiliated person of either thereof, except as permitted under the 1940 Act and other applicable rules and regulations of the Securities and Exchange Commission.

        6.    Covenants of the Adviser and Agile.    The Adviser agrees with respect to the services provided hereunder that the Adviser will conform with applicable provisions of the 1940 Act and all other applicable rules and regulations of the Securities and Exchange Commission. Agile agrees to maintain any and all registrations and licenses under the Relevant Laws applicable to its operations in connection with the services performed pursuant to this Agreement including registration and/or qualification as an investment company under the 1940 Act and every state or territory of the United States of America (including the District of Columbia) where such registration or qualification is required.

        7.    Certain Representations and Warranties.    Each of the parties hereto represents and warrants to the other that, as of the date hereof, this Agreement has been duly and validly authorized by all necessary action (corporate, limited liability company or otherwise) on the part of such party, has been duly executed and delivered by such party and constitutes the valid and legally binding obligation of such party, enforceable against such party in accordance with its terms and conditions.

        8.    Books and Records.    In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of Agile and further agrees to surrender promptly to Agile any of such records upon Agile's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

        9.    Expenses.    During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund. Nothing herein, however, shall be deemed to require the Sub-Adviser to pay any expenses of the Fund or the Adviser.

        10.    Compensation.    In consideration of the services rendered pursuant to this Agreement, the Adviser will pay to the Sub-Adviser, as compensation for the services provided by the Sub-Adviser under this Agreement, a sub-advisory fee at an annual rate of 1.00% of the average net assets of the Separate Account. This fee shall is to be paid monthly in arrears. The Adviser shall pay the Sub-Adviser no later than 15 business days after the end of each month. In case of termination or expiration of this Agreement during any calendar month, the fee with respect to such month shall be reduced proportionately based upon the number of business days during which it is in effect as compared to the total number of business days in the month. The average net assets of the Fund shall be calculated in accordance with Agile's Articles of Incorporation.

        11.    Standard of Care: Limitation of Liability; Limited Indemnity.    The Sub-Adviser shall exercise due care and diligence and use the same skill and care in providing its services hereunder as it uses in providing services to other investment companies, accounts and customers, but shall not be liable for any action taken or omitted by the Sub-Adviser in the absence of bad faith, willful misconduct, gross negligence or reckless disregard of its duties. The Adviser further agrees to indemnify, defend and hold the Sub-Adviser, and its managers, officers, directors, equity holders, employees and agents ("Related Persons"), harmless from and against all losses, claims, damages, liabilities, costs and expenses arising by reason of being or having been Sub-Adviser to the Adviser, or in connection with the past or present performance of services to the Adviser in accordance with this Agreement, except to the extent that the loss, claim, damage, liability, cost or expense was caused by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties on the part of the Sub-Adviser in the performance of its duties and obligations under this Agreement. These losses, claims, damages, liabilities, costs and expenses include, but are not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees and expenses, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which the indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter. Federal and various state securities laws may afford the Adviser, the Company or the Fund certain rights and remedies under certain circumstances, even in the absence of bad faith, willful misconduct, gross negligence or reckless disregard by the Sub-Adviser or its Related Persons, and nothing contained herein shall in any way constitute a waiver or limitation of any such rights and remedies that the Adviser and/or the Fund may have under any such federal or state securities laws.

        12.    Reference to the Sub-Adviser.    Neither the Adviser nor any affiliate or agent of it shall make reference to this Agreement, or use the name of the Sub-Adviser or any of its affiliates (except references in regulatory filings and communications with shareholders concerning the identity of and services provided by the Sub-Adviser to the Fund, which references shall not differ in substance from those typically included in a registration statement, proxy statement or annual report, provided that the Adviser shall give the Sub-Adviser a reasonable opportunity to review such references in advance and to comment thereon) in any advertising or promotional materials without the prior approval of the

Sub-Adviser, which approval shall not be unreasonably withheld or delayed. The Adviser hereby agrees to make all reasonable efforts to cause the Fund and any affiliate thereof to satisfy the foregoing obligation.

        13.    Duration and Termination.    Unless sooner terminated, this Agreement shall be for an initial period of one year, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Company's Board of Directors and by a majority of the Company's directors who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable at any time without penalty, on sixty (60) days' notice, by the Company's Board of Directors, by the Adviser or by the Sub-Adviser or by vote of a majority of the outstanding voting securities of the Fund. This Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). Termination or expiration of this Agreement, however caused, shall be without prejudice to any compensation accrued to the date of termination or expiration and Sections 3(d), 3(e), 8, 9, 10, 11 and 12 shall survive any termination or expiration.

        14.    Amendment of This Agreement.    A provision of this Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by the Company's Board of Directors, including a majority of the directors who are not interested persons of the Adviser or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

        15.    Notice.    Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

    To the Sub-Adviser at:

      Compass Fund Management, LLC
      One Market Street, Spear Tower
      San Francisco, California 94105

    To the Adviser at:

      Tactical Allocation Services, LLC
      4141 Arapahoe, Suite 207
      Boulder, Colorado 80303

    To the Fund at:

      Agile Multi-Strategy Fund
      4909 Pearl East Circle, Suite #300
      Boulder, Colorado 80301

    With a copy to:

      Davis Graham & Stubbs LLP
      Attention: Peter H. Schwartz, Esq.
      1550 Seventeenth Street, Suite 500
      Denver, Colorado 80202

        16.    Miscellaneous.    Neither the holders of shares of the Fund nor the officers or directors of the Company in their capacities as such shall be personally liable hereunder. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        17.    Governing Law.    This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Colorado law in a manner not in conflict with the provisions of the 1940 Act.

        18.    Counterparts.    This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Tactical Allocation Services, LLC
By:

Name:	Michael P. Brady
Title:	President
Agile Funds, Inc.
By:

Name:	Marc Nicolay
Title:	President/CEO
Compass Fund Management, LLC
By:

Name:
Title:

EXHIBIT B

FORM OF SUB-ADVISORY AGREEMENT
QUANTITATIVE EQUITY STRATEGIES, LLC

        THIS AGREEMENT is made and entered into as of this    day of March, 2005, by and between Tactical Allocation Services, LLC a Colorado limited liability company (the "Adviser"), Agile Funds, Inc., a Maryland corporation ("Agile" or the "Company") and Quantitative Equity Strategies, LLC a Colorado limited liability company ("the Sub-Adviser") regarding the Agile Multi-Strategy Fund, a series of Agile (the "Fund").

        WHEREAS, the Fund is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

        WHEREAS, Adviser is duly organized under the laws of the State of Colorado and it has the requisite authority under the law of Colorado to enter into this Agreement and to carry out the services as contemplated herein; and

        WHEREAS, Adviser and Sub-Adviser have full right, power and authority to execute, deliver and perform this Agreement and any other documents relating to this Agreement. Its execution, delivery and performance of this Agreement do not violate any other contracts or agreements to which Adviser or Sub-Adviser is a party; and

        WHEREAS, the Adviser has been appointed investment adviser to the Fund pursuant to an Investment Advisory Agreement dated September 30, 2003, which has been approved by the Company's Board of Directors (the "Advisory Agreement"); and

        WHEREAS, the Adviser and Agile desire to retain the Sub-Adviser to assist the Adviser in providing a continuous investment program for one of the separate accounts of the Fund's portfolio (the "Separate Account") and the Sub-Adviser is willing to do so; and

        WHEREAS, the Adviser may, in its sole discretion, allocate assets of the Fund among the Sub-Adviser and the various other sub-advisers retained to assist in the management of the Fund; and

        WHEREAS, the Board of Directors of the Company has approved this Agreement, and the Sub-Adviser is willing to furnish such services upon the terms and conditions herein set forth.

        NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

        1.    Appointment.    The Adviser and Agile hereby appoint the Sub-Adviser to serve as a sub-adviser to the Adviser with respect to the Separate Account. Intending to be legally bound, the Sub-Adviser accepts such appointment and agrees to render the services set forth herein for the compensation herein provided.

        2.    Advisory Services.    Subject to the supervision of the Adviser and Agile's Board of Directors, the Sub-Adviser will assist the Adviser in providing a continuous investment program for the Separate Account, including investment research and management with respect to the securities and investments and cash equivalents comprising the Separate Account. The Sub-Adviser will provide services under this Agreement in accordance with the Fund's investment objective, policies and restrictions as stated in the Fund's Prospectus and in the Company's Articles of Incorporation, copies of which have been delivered to the Sub-Adviser. Without limiting the generality of the foregoing, the Sub-Adviser agrees that it will:

          (a)   Assist in determining from time to time what securities and other investments will be purchased, retained or sold for the Separate Account;

          (b)   Manage in consultation with the Adviser the Separate Account's temporary investments in securities, cash and cash equivalents;

          (c)   Place orders pursuant to its investment determinations for the Separate Account either directly with the issuer or with any broker or dealer;

          (d)   Consult with the Adviser on a continuous basis as to the Fund's total assets which shall be invested in the Separate Account;

          (e)   Attend business and investment-related meetings with Agile's Board of Directors and the Adviser if requested to do so by Agile or the Adviser;

          (f)    Maintain books and records with respect to the securities transactions for the Separate Account; and

          (g)   Furnish to the Adviser and Agile's Board of Directors such periodic and special reports as they may request with respect to the Separate Account.

        3.    Covenants by the Sub-Adviser.    The Sub-Adviser agrees with respect to the services provided to the Fund that it will:

          (a)   Maintain its status as a Registered Investment Advisor with the Securities and Exchange Commission;

          (b)   Conform with all applicable provisions of the 1940 Act and all other applicable rules and regulations promulgated by the Securities and Exchange Commission;

          (c)   Telecopy trade information to the Fund's designated Fund Accountant no later than the first business day following the day of the trade, cause broker confirmations to be sent directly to the Fund's designated Fund Accountant and adopt such other trade reporting, settlement and clearance procedures with respect to the Fund as shall be mutually agreed by the parties hereto; and

          (d)   Treat confidentially all records and other information relative to the Fund and its prior, present or potential shareholders;

          (e)   Refrain from any use of any Fund information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by Agile, which approval shall not be unreasonably withheld); and

          (f)    Notwithstanding anything in this Agreement to the contrary, and upon the written consent of Adviser (which shall not be unreasonably withheld), the investment performance of the Separate Account shall not be considered confidential information and Sub-Adviser may make use of such performance results for marketing and other purposes; and

          (g)   Maintain its own Code of Ethics, a copy of which shall be provided to the Adviser (including any amendments thereto), and report to the Adviser's Compliance Officer any violation of such Code as it relates in any way to the Fund.

        4.    Services Not Exclusive.    The services furnished by the Sub-Adviser hereunder are non-exclusive, and nothing in this Agreement shall (i) prevent the Sub-Adviser or any affiliated person (as defined in the 1940 Act) of the Sub-Adviser or any employee, agent, manager or affiliated person of such person from acting as investment adviser or manager for any other person, including other registered investment companies, pooled investment vehicles or accounts of any type with investment objectives and policies the same as or similar to those of the Fund or (ii) limit or restrict the Sub-Adviser or any such employee, agent, manager or affiliated person from buying, selling or trading any securities or other investments (including any securities or other investments which the Fund is eligible to buy) for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Sub-Adviser agrees that it will not undertake any activities which, in its reasonable judgment, will adversely affect the performance of its material obligations under this Agreement.

        5.    Separate Account Transactions.    Investment decisions for the Separate Account shall be made by the Sub-Adviser independently from those for any other investment companies and accounts advised or managed by the Sub-Adviser. The Separate Account and such investment companies and accounts may, however, invest in the same securities. When a purchase or sale of the same security is made at substantially the same time on behalf of the Separate Account and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Sub-Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Sub-Adviser may aggregate the securities to be sold or purchased for the Separate Account with those to be sold or purchased for other investment companies or accounts in order to obtain best execution.

        The Sub-Adviser shall place orders for the purchase and sale of portfolio securities for the Separate Account and will solicit broker-dealers to execute transactions in accordance with the Fund's policies and restrictions regarding brokerage allocations. If applicable, the Sub-Adviser shall place orders pursuant to its investment determinations for the Separate Account either directly with the issuer or with any broker or dealer. If it executes portfolio transactions and selects brokers or dealers, the Sub-Adviser shall use its reasonable best efforts to seek the most favorable execution of orders, after taking into account all factors the Sub-Adviser deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, the Sub-Adviser may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and/or research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Separate Account and/or other accounts over which the Sub-Adviser or any of its affiliates exercises investment discretion. The Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and/or research services a commission for executing a portfolio transaction for the Separate Account which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and/or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities to the Fund. In no instance will portfolio securities be purchased from or sold to the Adviser or the Sub-Adviser or any affiliated person of either thereof, except as permitted under the 1940 Act and other applicable rules and regulations of the Securities and Exchange Commission.

        6.    Covenants of the Adviser and Agile.    The Adviser agrees with respect to the services provided hereunder that the Adviser will conform with applicable provisions of the 1940 Act and all other applicable rules and regulations of the Securities and Exchange Commission. Agile agrees to maintain any and all registrations and licenses under the Relevant Laws applicable to its operations in connection with the services performed pursuant to this Agreement including registration and/or qualification as an investment company under the 1940 Act and every state or territory of the United States of America (including the District of Columbia) where such registration or qualification is required.

        7.    Certain Representations and Warranties.    Each of the parties hereto represents and warrants to the other that, as of the date hereof, this Agreement has been duly and validly authorized by all necessary action (corporate, limited liability company or otherwise) on the part of such party, has been duly executed and delivered by such party and constitutes the valid and legally binding obligation of such party, enforceable against such party in accordance with its terms and conditions.

        8.    Books and Records.    In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of Agile and further agrees to surrender promptly to Agile any of such records upon Agile's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

        9.    Expenses.    During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund. Nothing herein, however, shall be deemed to require the Sub-Adviser to pay any expenses of the Fund or the Adviser.

        10.    Compensation.    In consideration of the services rendered pursuant to this Agreement, the Adviser will pay to the Sub-Adviser, as compensation for the services provided by the Sub-Adviser under this Agreement, a sub-advisory fee at an annual rate of 1.00% of the average net assets of the Separate Account. This fee shall is to be paid monthly in arrears. The Adviser shall pay the Sub-Adviser no later than 15 business days after the end of each month. In case of termination or expiration of this Agreement during any calendar month, the fee with respect to such month shall be reduced proportionately based upon the number of business days during which it is in effect as compared to the total number of business days in the month. The average net assets of the Fund shall be calculated in accordance with Agile's Articles of Incorporation.

        11.    Standard of Care: Limitation of Liability; Limited Indemnity.    The Sub-Adviser shall exercise due care and diligence and use the same skill and care in providing its services hereunder as it uses in providing services to other investment companies, accounts and customers, but shall not be liable for any action taken or omitted by the Sub-Adviser in the absence of bad faith, willful misconduct, gross negligence or reckless disregard of its duties. The Adviser further agrees to indemnify, defend and hold the Sub-Adviser, and its managers, officers, directors, equity holders, employees and agents ("Related Persons"), harmless from and against all losses, claims, damages, liabilities, costs and expenses arising by reason of being or having been Sub-Adviser to the Adviser, or in connection with the past or present performance of services to the Adviser in accordance with this Agreement, except to the extent that the loss, claim, damage, liability, cost or expense was caused by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties on the part of the Sub-Adviser in the performance of its duties and obligations under this Agreement. These losses, claims, damages, liabilities, costs and expenses include, but are not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees and expenses, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which the indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter. Federal and various state securities laws may afford the Adviser, the Company or the Fund certain rights and remedies under certain circumstances, even in the absence of bad faith, willful misconduct, gross negligence or reckless disregard by the Sub-Adviser or its Related Persons, and nothing contained herein shall in any way constitute a waiver or limitation of any such rights and remedies that the Adviser and/or the Fund may have under any such federal or state securities laws.

        12.    Reference to the Sub-Adviser.    Neither the Adviser nor any affiliate or agent of it shall make reference to this Agreement, or use the name of the Sub-Adviser or any of its affiliates (except references in regulatory filings and communications with shareholders concerning the identity of and services provided by the Sub-Adviser to the Fund, which references shall not differ in substance from those typically included in a registration statement, proxy statement or annual report, provided that the Adviser shall give the Sub-Adviser a reasonable opportunity to review such references in advance and to comment thereon) in any advertising or promotional materials without the prior approval of the

Sub-Adviser, which approval shall not be unreasonably withheld or delayed. The Adviser hereby agrees to make all reasonable efforts to cause the Fund and any affiliate thereof to satisfy the foregoing obligation.

        13.    Duration and Termination.    Unless sooner terminated, this Agreement shall be for an initial period of one year, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Company's Board of Directors and by a majority of the Company's directors who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable at any time without penalty, on sixty (60) days' notice, by the Company's Board of Directors, by the Adviser or by the Sub-Adviser or by vote of a majority of the outstanding voting securities of the Fund. This Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). Termination or expiration of this Agreement, however caused, shall be without prejudice to any compensation accrued to the date of termination or expiration and Sections 3(d), 3(e), 8, 9, 10, 11 and 12 shall survive any termination or expiration.

        14.    Amendment of This Agreement.    A provision of this Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by the Company's Board of Directors, including a majority of the directors who are not interested persons of the Adviser or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

        15.    Notice.    Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

    To the Sub-Adviser at:

      Quantitative Equity Strategies, LLC
      640 Plaza Drive, Suite 340
      Highlands Ranch, Colorado 80129

    To the Adviser at:

      Tactical Allocation Services, LLC
      4141 Arapahoe, Suite 207
      Boulder, Colorado 80303

    To the Fund at:

      Agile Multi-Strategy Fund
      4909 Pearl East Circle, Suite #300
      Boulder, Colorado 80301

    With a copy to:

      Davis Graham & Stubbs LLP
      Attention: Peter H. Schwartz, Esq.
      1550 Seventeenth Street, Suite 500
      Denver, Colorado 80202

        16.    Miscellaneous.    Neither the holders of shares of the Fund nor the officers or directors of the Company in their capacities as such shall be personally liable hereunder. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        17.    Governing Law.    This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Colorado law in a manner not in conflict with the provisions of the 1940 Act.

        18.    Counterparts.    This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Tactical Allocation Services, LLC
By:

Name:	Michael P. Brady
Title:	President
Agile Funds, Inc.
By:

Name:	Marc Nicolay
Title:	President/CEO
Quantitative Equity Strategies, LLC
By:

Name:
Title:

EXHIBIT C

FORM OF SUB-ADVISORY AGREEMENT
CENTAUR CAPITAL PARTNERS, L.P.

        THIS AGREEMENT is made and entered into as of this    day of March, 2005, by and between Tactical Allocation Services, LLC a Colorado limited liability company (the "Adviser"), Agile Funds, Inc., a Maryland corporation ("Agile" of the "Company") and Centaur Capital Partners, L. P., a Delaware limited partnership ("the Sub-Adviser") regarding the Agile Multi-Strategy Fund, a series of Agile (the "Fund").

        WHEREAS, the Fund is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

        WHEREAS, Adviser is duly organized under the laws of the State of Colorado and it has the requisite authority under the law of Colorado to enter into this Agreement and to carry out the services as contemplated herein; and

        WHEREAS, Adviser and Sub-Adviser have full right, power and authority to execute, deliver and perform this Agreement and any other documents relating to this Agreement. Its execution, delivery and performance of this Agreement do not violate any other contracts or agreements to which Adviser or Sub-Adviser is a party; and

        WHEREAS, the Adviser has been appointed investment adviser to the Fund pursuant to an Investment Advisory Agreement dated September 30, 2003, which has been approved by the Company's Board of Directors (the "Advisory Agreement"); and

        WHEREAS, the Adviser and Agile desire to retain the Sub-Adviser to assist the Adviser in providing a continuous investment program for one of the separate accounts of the Fund's portfolio (the "Separate Account") and the Sub-Adviser is willing to do so; and

        WHEREAS, the Adviser may, in its sole discretion, allocate assets of the Fund among the Sub-Adviser and the various other sub-advisers retained to assist in the management of the Fund; and

        WHEREAS, the Board of Directors of the Company has approved this Agreement, and the Sub-Adviser is willing to furnish such services upon the terms and conditions herein set forth.

        NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

        1.    Appointment.    The Adviser and Agile hereby appoint the Sub-Adviser to serve as a sub-adviser to the Adviser with respect to the Separate Account. Intending to be legally bound, the Sub-Adviser accepts such appointment and agrees to render the services set forth herein for the compensation herein provided.

        2.    Advisory Services.    Subject to the supervision of the Adviser and Agile's Board of Directors, the Sub-Adviser will assist the Adviser in providing a continuous investment program for the Separate Account, including investment research and management with respect to the securities and investments and cash equivalents comprising the Separate Account. The Sub-Adviser will provide services under this Agreement in accordance with the Fund's investment objective, policies and restrictions as stated in the Fund's Prospectus and in the Company's Articles of Incorporation, copies of which have been delivered to the Sub-Adviser. Without limiting the generality of the foregoing, the Sub-Adviser agrees that it will:

          (a)   Assist in determining from time to time what securities and other investments will be purchased, retained or sold for the Separate Account;

          (b)   Manage in consultation with the Adviser the Separate Account's temporary investments in securities, cash and cash equivalents;

          (c)   Place orders pursuant to its investment determinations for the Separate Account either directly with the issuer or with any broker or dealer;

          (d)   Consult with the Adviser on a regular basis as to the Fund's total assets which shall be invested in the Separate Account;

          (e)   Attend business and investment-related meetings with Agile's Board of Directors and the Adviser if requested to do so by Agile or the Adviser;

          (f)    Maintain books and records with respect to the securities transactions for the Separate Account; and

          (g)   Furnish to the Adviser and Agile's Board of Directors such periodic and special reports as they may request with respect to the Separate Account.

        3.    Covenants by the Sub-Adviser.    The Sub-Adviser agrees with respect to the services provided to the Fund that it will:

          (a)   Maintain its status as a Registered Investment Advisor with the Securities and Exchange Commission;

          (b)   Conform with all applicable provisions of the 1940 Act and all other applicable rules and regulations promulgated by the Securities and Exchange Commission;

          (c)   Telecopy or email trade information to the Fund's designated Fund Accountant no later than the first business day following the day of the trade, cause broker confirmations to be sent directly to the Fund's designated Fund Accountant and adopt such other trade reporting, settlement and clearance procedures with respect to the Fund as shall be mutually agreed by the parties hereto; and

          (d)   Treat confidentially all records and other information relative to the Fund and its prior, present or potential shareholders;

          (e)   Refrain from any use of any Fund information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by Agile, which approval shall not be unreasonably withheld); and

          (f)    Notwithstanding anything in this Agreement to the contrary, and upon the written consent of Adviser (which shall not be unreasonably withheld), the investment performance of the Separate Account shall not be considered confidential information and Sub-Adviser may make use of such performance results for marketing and other purposes;

          (g)   Maintain its own Code of Ethics, a copy of which shall be provided to the Adviser (including any amendments thereto), and report to the Adviser's Compliance Officer any violation of such Code as it relates in any way to the Fund; and

          (h)   The Sub-Adviser will notify Adviser and Agile of any changes in the membership of the Sub-Adviser within a reasonable time after any such changes.

        4.    Services Not Exclusive.    The services furnished by the Sub-Adviser hereunder are non-exclusive, and nothing in this Agreement shall (i) prevent the Sub-Adviser or any affiliated person (as defined in the 1940 Act) of the Sub-Adviser or any employee, agent, manager or affiliated person of such person from acting as investment adviser or manager for any other person, including other registered investment companies, pooled investment vehicles or accounts of any type with investment objectives and policies the same as or similar to those of the Fund or (ii) limit or restrict the Sub-Adviser or any such employee, agent, manager or affiliated person from buying, selling or trading any securities or other investments (including any securities or other investments which the Fund is eligible to buy) for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Sub-Adviser agrees that it will not undertake any activities which, in its reasonable judgment, will adversely affect the performance of its material obligations under this Agreement.

        5.    Separate Account Transactions.    Investment decisions for the Separate Account shall be made by the Sub-Adviser independently from those for any other investment companies and accounts advised or managed by the Sub-Adviser. The Separate Account and such investment companies and accounts may, however, invest in the same securities. When a purchase or sale of the same security is made at substantially the same time on behalf of the Separate Account and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Sub-Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Sub-Adviser may aggregate the securities to be sold or purchased for the Separate Account with those to be sold or purchased for other investment companies or accounts in order to obtain best execution.

        The Sub-Adviser shall place orders for the purchase and sale of portfolio securities for the Separate Account and will solicit broker-dealers to execute transactions in accordance with the Fund's policies and restrictions regarding brokerage allocations. If applicable, the Sub-Adviser shall place orders pursuant to its investment determinations for the Separate Account either directly with the issuer or with any broker or dealer. If it executes portfolio transactions and selects brokers or dealers, the Sub-Adviser shall use its reasonable best efforts to seek the most favorable execution of orders, after taking into account all factors the Sub-Adviser deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, the Sub-Adviser may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and/or research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Separate Account and/or other accounts over which the Sub-Adviser or any of its affiliates exercises investment discretion. The Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and/or research services a commission for executing a portfolio transaction for the Separate Account which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and/or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities to the Fund. In no instance will portfolio securities be purchased from or sold to the Adviser or the Sub-Adviser or any affiliated person of either thereof, except as permitted under the 1940 Act and other applicable rules and regulations of the Securities and Exchange Commission.

        6.    Covenants of the Adviser and Agile.    The Adviser agrees with respect to the services provided hereunder that the Adviser will conform with applicable provisions of the 1940 Act and all other applicable rules and regulations of the Securities and Exchange Commission. Agile agrees to maintain any and all registrations and licenses under the Relevant Laws applicable to its operations in connection with the services performed pursuant to this Agreement including registration and/or qualification as an investment company under the 1940 Act and every state or territory of the United States of America (including the District of Columbia) where such registration or qualification is required.

        7.    Certain Representations and Warranties.    Each of the parties hereto represents and warrants to the other that, as of the date hereof, this Agreement has been duly and validly authorized by all necessary action (corporate, limited liability company or otherwise) on the part of such party, has been duly executed and delivered by such party and constitutes the valid and legally binding obligation of such party, enforceable against such party in accordance with its terms and conditions.

        8.    Books and Records.    In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of Agile and further agrees to surrender promptly to Agile any of such records upon Agile's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2(e) under the 1940 Act the records required to be maintained by Rule 31a-1(f) under the 1940 Act.

        9.    Expenses.    During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund. Nothing herein, however, shall be deemed to require the Sub-Adviser to pay any expenses of the Fund or the Adviser.

        10.    Compensation.    In consideration of the services rendered pursuant to this Agreement, the Adviser will pay to the Sub-Adviser, as compensation for the services provided by the Sub-Adviser under this Agreement, a sub-advisory fee at an annual rate of 1.00% of the average net assets of the Separate Account. This fee shall is to be paid monthly in arrears. The Adviser shall pay the Sub-Adviser no later than 15 business days after the end of each month. In case of termination or expiration of this Agreement during any calendar month, the fee with respect to such month shall be reduced proportionately based upon the number of business days during which it is in effect as compared to the total number of business days in the month. The average net assets of the Fund shall be calculated in accordance with Agile's Articles of Incorporation.

        11.    Standard of Care: Limitation of Liability; Limited Indemnity.    The Sub-Adviser shall exercise due care and diligence and use the same skill and care in providing its services hereunder as it uses in providing services to other investment companies, accounts and customers, but shall not be liable for any action taken or omitted by the Sub-Adviser in the absence of bad faith, willful misconduct, gross negligence or reckless disregard of its duties. The Adviser further agrees to indemnify, defend and hold the Sub-Adviser, and its managers, officers, directors, equity holders, employees and agents ("Related Persons"), harmless from and against all losses, claims, damages, liabilities, costs and expenses arising by reason of being or having been Sub-Adviser to the Adviser, or in connection with the past or present performance of services to the Adviser in accordance with this Agreement, except to the extent that the loss, claim, damage, liability, cost or expense was caused by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties on the part of the Sub-Adviser in the performance of its duties and obligations under this Agreement. These losses, claims, damages, liabilities, costs and expenses include, but are not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees and expenses, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which the indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter. Federal and various state securities laws may afford the Adviser, the Company or the Fund certain rights and remedies under certain circumstances, even in the absence of bad faith, willful misconduct, gross negligence or reckless disregard by the Sub-Adviser or its Related Persons, and nothing contained herein shall in any way constitute a waiver or limitation of any such rights and remedies that the Adviser and/or the Fund may have under any such federal or state securities laws.

        12.    Reference to the Sub-Adviser.    Neither the Adviser nor any affiliate or agent of it shall make reference to this Agreement, or use the name of the Sub-Adviser or any of its affiliates (except references in regulatory filings and communications with shareholders concerning the identity of and services provided by the Sub-Adviser to the Fund, which references shall not differ in substance from those typically included in a registration statement, proxy statement or annual report, provided that the Adviser shall give the Sub-Adviser a reasonable opportunity to review such references in advance and to comment thereon) in any advertising or promotional materials without the prior approval of the Sub-Adviser, which approval shall not be unreasonably withheld or delayed. The Adviser hereby agrees to make all reasonable efforts to cause the Fund and any affiliate thereof to satisfy the foregoing obligation.

        13.    Duration and Termination.    Unless sooner terminated, this Agreement shall be for an initial period of one year, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Company's Board of Directors and by a majority of the Company's directors who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable at any time without penalty, on thirty (30) days' notice, by the Company's Board of Directors, by the Adviser or by the Sub-Adviser or by vote of a majority of the outstanding voting securities of the Fund. This Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). Termination or expiration of this Agreement, however caused, shall be without prejudice to any compensation accrued to the date of termination or expiration and Sections 3(d), 3(e), 8, 9, 10, 11 and 12 shall survive any termination or expiration.

        14.    Amendment of This Agreement.    A provision of this Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by the Company's Board of Directors, including a majority of the directors who are not interested persons of the Adviser or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

        15.    Notice.    Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

    To the Sub-Adviser at:

      Centaur Capital Partners, L.P.
      100 Crescent Court, Suite 800
      Dallas, Texas 75201

    With a copy to:

      Haynes and Boone, LLP
      Attn.: Taylor H. Wilson
      901 Main Street, Suite 3100
      Dallas, Texas 75201

    To the Adviser at:

      Tactical Allocation Services, LLC
      4141 Arapahoe, Suite 207
      Boulder, Colorado 80303

    To the Fund at:

      Agile Multi-Strategy Fund
      4909 Pearl East Circle, Suite #300
      Boulder, Colorado 80301

    With a copy to:

      Davis Graham & Stubbs LLP
      Attention: Peter H. Schwartz, Esq.
      1550 Seventeenth Street, Suite 500
      Denver, Colorado 80202

        16.    Miscellaneous.    Neither the holders of shares of the Fund nor the officers or directors of the Company in their capacities as such shall be personally liable hereunder. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        17.    Governing Law.    This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Colorado law in a manner not in conflict with the provisions of the 1940 Act.

        18.    Counterparts.    This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Tactical Allocation Services, LLC
By:

Name:	Michael P. Brady
Title:	President
Agile Funds, Inc.
By:

Name:	Marc Nicolay
Title:	President/CEO
Centaur Capital Partners, L.P.
By:

Name:
Title:

EXHIBIT D

FORM OF SUB-ADVISORY AGREEMENT
BRANTLEY ASSET MANAGEMENT, LLC

        THIS AGREEMENT is made and entered into as of this    day of March, 2005, by and between Tactical Allocation Services, LLC a Colorado limited liability company (the "Adviser"), Agile Funds, Inc., a Maryland corporation ("Agile" or the "Company") and Brantley Asset Management, LLC, a Delaware limited liability company ("the Sub-Adviser") regarding the Agile Multi-Strategy Fund, a series of Agile (the "Fund").

        WHEREAS, the Fund is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

        WHEREAS, Adviser is duly organized under the laws of the State of Colorado and it has the requisite authority under the law of Colorado to enter into this Agreement and to carry out the services as contemplated herein; and

        WHEREAS, Adviser and Sub-Adviser have full right, power and authority to execute, deliver and perform this Agreement and any other documents relating to this Agreement. Its execution, delivery and performance of this Agreement do not violate any other contracts or agreements to which Adviser or Sub-Adviser is a party; and

        WHEREAS, the Adviser has been appointed investment adviser to the Fund pursuant to an Investment Advisory Agreement dated September 30, 2003, which has been approved by the Company's Board of Directors (the "Advisory Agreement"); and

        WHEREAS, the Adviser and Agile desire to retain the Sub-Adviser to assist the Adviser in providing a continuous investment program for one of the separate accounts of the Fund's portfolio (the "Separate Account") and the Sub-Adviser is willing to do so; and

        WHEREAS, the Adviser may, in its sole discretion, allocate assets of the Fund among the Sub-Adviser and the various other sub-advisers retained to assist in the management of the Fund; and

        WHEREAS, the Board of Directors of the Company has approved this Agreement, and the Sub-Adviser is willing to furnish such services upon the terms and conditions herein set forth.

        NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

        1.    Appointment.    The Adviser and Agile hereby appoint the Sub-Adviser to serve as a sub-adviser to the Adviser with respect to the Separate Account. Intending to be legally bound, the Sub-Adviser accepts such appointment and agrees to render the services set forth herein for the compensation herein provided.

        2.    Advisory Services.    Subject to the supervision of the Adviser and Agile's Board of Directors, the Sub-Adviser will assist the Adviser in providing a continuous investment program for the Separate Account, including investment research and management with respect to the securities and investments and cash equivalents comprising the Separate Account. The Sub-Adviser will provide services under this Agreement in accordance with the Fund's investment objective, policies and restrictions as stated in the Fund's Prospectus and in the Company's Articles of Incorporation, copies of which have been delivered to the Sub-Adviser. Without limiting the generality of the foregoing, the Sub-Adviser agrees that it will:

          (a)   Assist in determining from time to time what securities and other investments will be purchased, retained or sold for the Separate Account;

          (b)   Manage in consultation with the Adviser the Separate Account's temporary investments in securities, cash and cash equivalents;

          (c)   Place orders pursuant to its investment determinations for the Separate Account either directly with the issuer or with any broker or dealer;

          (d)   Consult with the Adviser on a continuous basis as to the Fund's total assets which shall be invested in the Separate Account;

          (e)   Attend business and investment-related meetings with Agile's Board of Directors and the Adviser if requested to do so by Agile or the Adviser;

          (f)    Maintain books and records with respect to the securities transactions for the Separate Account; and

          (g)   Furnish to the Adviser and Agile's Board of Directors such periodic and special reports as they may request with respect to the Separate Account.

        3.    Covenants by the Sub-Adviser.    The Sub-Adviser agrees with respect to the services provided to the Fund that it will:

          (a)   Maintain its status as a Registered Investment Advisor with the Securities and Exchange Commission;

          (b)   Conform with all applicable provisions of the 1940 Act and all other applicable rules and regulations promulgated by the Securities and Exchange Commission;

          (c)   Telecopy trade information to the Fund's designated Fund Accountant no later than the first business day following the day of the trade, cause broker confirmations to be sent directly to the Fund's designated Fund Accountant and adopt such other trade reporting, settlement and clearance procedures with respect to the Fund as shall be mutually agreed by the parties hereto; and

          (d)   Treat confidentially all records and other information relative to the Fund and its prior, present or potential shareholders;

          (e)   Refrain from any use of any Fund information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by Agile, which approval shall not be unreasonably withheld); and

          (f)    Notwithstanding anything in this Agreement to the contrary, and upon the written consent of Adviser (which shall not be unreasonably withheld), the investment performance of the Separate Account shall not be considered confidential information and Sub-Adviser may make use of such performance results for marketing and other purposes; and

          (g)   Maintain its own Code of Ethics, a copy of which shall be provided to the Adviser (including any amendments thereto), and report to the Adviser's Compliance Officer any violation of such Code as it relates in any way to the Fund.

        4.    Services Not Exclusive.    The services furnished by the Sub-Adviser hereunder are non-exclusive, and nothing in this Agreement shall (i) prevent the Sub-Adviser or any affiliated person (as defined in the 1940 Act) of the Sub-Adviser or any employee, agent, manager or affiliated person of such person from acting as investment adviser or manager for any other person, including other registered investment companies, pooled investment vehicles or accounts of any type with investment objectives and policies the same as or similar to those of the Fund or (ii) limit or restrict the Sub-Adviser or any such employee, agent, manager or affiliated person from buying, selling or trading any securities or other investments (including any securities or other investments which the Fund is eligible to buy) for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Sub-Adviser agrees that it will not undertake any activities which, in its reasonable judgment, will adversely affect the performance of its material obligations under this Agreement.

        5.    Separate Account Transactions.    Investment decisions for the Separate Account shall be made by the Sub-Adviser independently from those for any other investment companies and accounts advised or managed by the Sub-Adviser. The Separate Account and such investment companies and accounts may, however, invest in the same securities. When a purchase or sale of the same security is made at substantially the same time on behalf of the Separate Account and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Sub-Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Sub-Adviser may aggregate the securities to be sold or purchased for the Separate Account with those to be sold or purchased for other investment companies or accounts in order to obtain best execution.

        The Sub-Adviser shall place orders for the purchase and sale of portfolio securities for the Separate Account and will solicit broker-dealers to execute transactions in accordance with the Fund's policies and restrictions regarding brokerage allocations. If applicable, the Sub-Adviser shall place orders pursuant to its investment determinations for the Separate Account either directly with the issuer or with any broker or dealer. If it executes portfolio transactions and selects brokers or dealers, the Sub-Adviser shall use its reasonable best efforts to seek the most favorable execution of orders, after taking into account all factors the Sub-Adviser deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, the Sub-Adviser may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and/or research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Separate Account and/or other accounts over which the Sub-Adviser or any of its affiliates exercises investment discretion. The Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and/or research services a commission for executing a portfolio transaction for the Separate Account which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and/or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities to the Fund. In no instance will portfolio securities be purchased from or sold to the Adviser or the Sub-Adviser or any affiliated person of either thereof, except as permitted under the 1940 Act and other applicable rules and regulations of the Securities and Exchange Commission.

        6.    Covenants of the Adviser and Agile.    The Adviser agrees with respect to the services provided hereunder that the Adviser will conform with applicable provisions of the 1940 Act and all other applicable rules and regulations of the Securities and Exchange Commission. Agile agrees to maintain any and all registrations and licenses under the Relevant Laws applicable to its operations in connection with the services performed pursuant to this Agreement including registration and/or qualification as an investment company under the 1940 Act and every state or territory of the United States of America (including the District of Columbia) where such registration or qualification is required.

        7.    Certain Representations and Warranties.    Each of the parties hereto represents and warrants to the other that, as of the date hereof, this Agreement has been duly and validly authorized by all necessary action (corporate, limited liability company or otherwise) on the part of such party, has been duly executed and delivered by such party and constitutes the valid and legally binding obligation of such party, enforceable against such party in accordance with its terms and conditions.

        8.    Books and Records.    In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of Agile and further agrees to surrender promptly to Agile any of such records upon Agile's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

        9.    Expenses.    During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund. Nothing herein, however, shall be deemed to require the Sub-Adviser to pay any expenses of the Fund or the Adviser.

        10.    Compensation.    In consideration of the services rendered pursuant to this Agreement, the Adviser will pay to the Sub-Adviser, as compensation for the services provided by the Sub-Adviser under this Agreement, a sub-advisory fee at an annual rate of 1.00% of the average net assets of the Separate Account. This fee shall is to be paid monthly in arrears. The Adviser shall pay the Sub-Adviser no later than 15 business days after the end of each month. In case of termination or expiration of this Agreement during any calendar month, the fee with respect to such month shall be reduced proportionately based upon the number of business days during which it is in effect as compared to the total number of business days in the month. The average net assets of the Fund shall be calculated in accordance with Agile's Articles of Incorporation.

        11.    Standard of Care: Limitation of Liability; Limited Indemnity.    The Sub-Adviser shall exercise due care and diligence and use the same skill and care in providing its services hereunder as it uses in providing services to other investment companies, accounts and customers, but shall not be liable for any action taken or omitted by the Sub-Adviser in the absence of bad faith, willful misconduct, gross negligence or reckless disregard of its duties. The Adviser further agrees to indemnify, defend and hold the Sub-Adviser, and its managers, officers, directors, equity holders, employees and agents ("Related Persons"), harmless from and against all losses, claims, damages, liabilities, costs and expenses arising by reason of being or having been Sub-Adviser to the Adviser, or in connection with the past or present performance of services to the Adviser in accordance with this Agreement, except to the extent that the loss, claim, damage, liability, cost or expense was caused by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties on the part of the Sub-Adviser in the performance of its duties and obligations under this Agreement. These losses, claims, damages, liabilities, costs and expenses include, but are not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees and expenses, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which the indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter. Federal and various state securities laws may afford the Adviser, the Company or the Fund certain rights and remedies under certain circumstances, even in the absence of bad faith, willful misconduct, gross negligence or reckless disregard by the Sub-Adviser or its Related Persons, and nothing contained herein shall in any way constitute a waiver or limitation of any such rights and remedies that the Adviser and/or the Fund may have under any such federal or state securities laws.

        12.    Reference to the Sub-Adviser.    Neither the Adviser nor any affiliate or agent of it shall make reference to this Agreement, or use the name of the Sub-Adviser or any of its affiliates (except references in regulatory filings and communications with shareholders concerning the identity of and services provided by the Sub-Adviser to the Fund, which references shall not differ in substance from those typically included in a registration statement, proxy statement or annual report, provided that the Adviser shall give the Sub-Adviser a reasonable opportunity to review such references in advance and to comment thereon) in any advertising or promotional materials without the prior approval of the

Sub-Adviser, which approval shall not be unreasonably withheld or delayed. The Adviser hereby agrees to make all reasonable efforts to cause the Fund and any affiliate thereof to satisfy the foregoing obligation.

        13.    Duration and Termination.    Unless sooner terminated, this Agreement shall be for an initial period of one year, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Company's Board of Directors and by a majority of the Company's directors who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable at any time without penalty, on sixty (60) days' notice, by the Company's Board of Directors, by the Adviser or by the Sub-Adviser or by vote of a majority of the outstanding voting securities of the Fund. This Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). Termination or expiration of this Agreement, however caused, shall be without prejudice to any compensation accrued to the date of termination or expiration and Sections 3(d), 3(e), 8, 9, 10, 11 and 12 shall survive any termination or expiration.

        14.    Amendment of This Agreement.    A provision of this Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by the Company's Board of Directors, including a majority of the directors who are not interested persons of the Adviser or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

        15.    Notice.    Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

    To the Sub-Adviser at:

      Brantley Asset Management, LLC
      3201 enterprise Parkway, Suite 350
      Beachwood, Ohio 44122

    To the Adviser at:

      Tactical Allocation Services, LLC
      4141 Arapahoe, Suite 207
      Boulder, Colorado 80303

    To the Fund at:

      Agile Multi-Strategy Fund
      4909 Pearl East Circle, Suite #300
      Boulder, Colorado 80301

    With a copy to:

      Davis Graham & Stubbs LLP
      Attention: Peter H. Schwartz, Esq.
      1550 Seventeenth Street, Suite 500
      Denver, Colorado 80202

        16.    Miscellaneous.    Neither the holders of shares of the Fund nor the officers or directors of the Company in their capacities as such shall be personally liable hereunder. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        17.    Governing Law.    This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Colorado law in a manner not in conflict with the provisions of the 1940 Act.

        18.    Counterparts.    This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Tactical Allocation Services, LLC
By:

Name:	Michael P. Brady
Title:	President
Agile Funds, Inc.
By:

Name:	Marc Nicolay
Title:	President/CEO
Brantley Asset Management, LLC
By:

Name:
Title:

EXHIBIT E

FORM OF SUB-ADVISORY AGREEMENT
SCHREINER CAPITAL MANAGEMENT, LLC

        THIS AGREEMENT is made and entered into as of this    day of March, 2005, by and between Tactical Allocation Services, LLC a Colorado limited liability company (the "Adviser"), Agile Funds, Inc., a Maryland corporation ("Agile" or the "Company") and Schreiner Capital Management, Inc., a Pennsylvania corporation ("the Sub-Adviser") regarding the Agile Multi-Strategy Fund, a series of Agile (the "Fund").

        WHEREAS, the Fund is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

        WHEREAS, Adviser is duly organized under the laws of the State of Colorado and it has the requisite authority under the law of Colorado to enter into this Agreement and to carry out the services as contemplated herein; and

        WHEREAS, Adviser and Sub-Adviser have full right, power and authority to execute, deliver and perform this Agreement and any other documents relating to this Agreement. Its execution, delivery and performance of this Agreement do not violate any other contracts or agreements to which Adviser or Sub-Adviser is a party; and

        WHEREAS, the Adviser has been appointed investment adviser to the Fund pursuant to an Investment Advisory Agreement dated September 30, 2003, which has been approved by the Company's Board of Directors (the "Advisory Agreement"); and

        WHEREAS, the Adviser and Agile desire to retain the Sub-Adviser to assist the Adviser in providing a continuous investment program for one of the separate accounts of the Fund's portfolio (the "Separate Account") and the Sub-Adviser is willing to do so; and

        WHEREAS, the Adviser may, in its sole discretion, allocate assets of the Fund among the Sub-Adviser and the various other sub-advisers retained to assist in the management of the Fund; and

        WHEREAS, the Board of Directors of the Company has approved this Agreement, and the Sub-Adviser is willing to furnish such services upon the terms and conditions herein set forth.

        NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

        1.    Appointment.    The Adviser and Agile hereby appoint the Sub-Adviser to serve as a sub-adviser to the Adviser with respect to the Separate Account. Intending to be legally bound, the Sub-Adviser accepts such appointment and agrees to render the services set forth herein for the compensation herein provided.

        2.    Advisory Services.    Subject to the supervision of the Adviser and Agile's Board of Directors, the Sub-Adviser will assist the Adviser in providing a continuous investment program for the Separate Account, including investment research and management with respect to the securities and investments and cash equivalents comprising the Separate Account. The Sub-Adviser will provide services under this Agreement in accordance with the Fund's investment objective, policies and restrictions as stated in the Fund's Prospectus and in the Company's Articles of Incorporation, copies of which have been delivered to the Sub-Adviser. Without limiting the generality of the foregoing, the Sub-Adviser agrees that it will:

          (a)   Assist in determining from time to time what securities and other investments will be purchased, retained or sold for the Separate Account;

          (b)   Manage in consultation with the Adviser the Separate Account's temporary investments in securities, cash and cash equivalents;

          (c)   Place orders pursuant to its investment determinations for the Separate Account either directly with the issuer or with any broker or dealer;

          (d)   Consult with the Adviser on a continuous basis as to the Fund's total assets which shall be invested in the Separate Account;

          (e)   Attend business and investment-related meetings with Agile's Board of Directors and the Adviser if requested to do so by Agile or the Adviser;

          (f)    Maintain books and records with respect to the securities transactions for the Separate Account; and

          (g)   Furnish to the Adviser and Agile's Board of Directors such periodic and special reports as they may request with respect to the Separate Account.

        3.    Covenants by the Sub-Adviser.    The Sub-Adviser agrees with respect to the services provided to the Fund that it will:

          (a)   Maintain its status as a Registered Investment Advisor with the Securities and Exchange Commission;

          (b)   Conform with all applicable provisions of the 1940 Act and all other applicable rules and regulations promulgated by the Securities and Exchange Commission;

          (c)   Telecopy trade information to the Fund's designated Fund Accountant no later than the first business day following the day of the trade, cause broker confirmations to be sent directly to the Fund's designated Fund Accountant and adopt such other trade reporting, settlement and clearance procedures with respect to the Fund as shall be mutually agreed by the parties hereto; and

          (d)   Treat confidentially all records and other information relative to the Fund and its prior, present or potential shareholders;

          (e)   Refrain from any use of any Fund information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by Agile, which approval shall not be unreasonably withheld); and

          (f)    Notwithstanding anything in this Agreement to the contrary, and upon the written consent of Adviser (which shall not be unreasonably withheld), the investment performance of the Separate Account shall not be considered confidential information and Sub-Adviser may make use of such performance results for marketing and other purposes; and

          (g)   Maintain its own Code of Ethics, a copy of which shall be provided to the Adviser (including any amendments thereto), and report to the Adviser's Compliance Officer any violation of such Code as it relates in any way to the Fund.

        4.    Services Not Exclusive.    The services furnished by the Sub-Adviser hereunder are non-exclusive, and nothing in this Agreement shall (i) prevent the Sub-Adviser or any affiliated person (as defined in the 1940 Act) of the Sub-Adviser or any employee, agent, manager or affiliated person of such person from acting as investment adviser or manager for any other person, including other registered investment companies, pooled investment vehicles or accounts of any type with investment objectives and policies the same as or similar to those of the Fund or (ii) limit or restrict the Sub-Adviser or any such employee, agent, manager or affiliated person from buying, selling or trading any securities or other investments (including any securities or other investments which the Fund is eligible to buy) for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Sub-Adviser agrees that it will not undertake any activities which, in its reasonable judgment, will adversely affect the performance of its material obligations under this Agreement.

        5.    Separate Account Transactions.    Investment decisions for the Separate Account shall be made by the Sub-Adviser independently from those for any other investment companies and accounts advised or managed by the Sub-Adviser. The Separate Account and such investment companies and accounts may, however, invest in the same securities. When a purchase or sale of the same security is made at substantially the same time on behalf of the Separate Account and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Sub-Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Sub-Adviser may aggregate the securities to be sold or purchased for the Separate Account with those to be sold or purchased for other investment companies or accounts in order to obtain best execution.

        The Sub-Adviser shall place orders for the purchase and sale of portfolio securities for the Separate Account and will solicit broker-dealers to execute transactions in accordance with the Fund's policies and restrictions regarding brokerage allocations. If applicable, the Sub-Adviser shall place orders pursuant to its investment determinations for the Separate Account either directly with the issuer or with any broker or dealer. If it executes portfolio transactions and selects brokers or dealers, the Sub-Adviser shall use its reasonable best efforts to seek the most favorable execution of orders, after taking into account all factors the Sub-Adviser deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, the Sub-Adviser may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and/or research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Separate Account and/or other accounts over which the Sub-Adviser or any of its affiliates exercises investment discretion. The Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and/or research services a commission for executing a portfolio transaction for the Separate Account which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and/or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities to the Fund. In no instance will portfolio securities be purchased from or sold to the Adviser or the Sub-Adviser or any affiliated person of either thereof, except as permitted under the 1940 Act and other applicable rules and regulations of the Securities and Exchange Commission.

        6.    Covenants of the Adviser and Agile.    The Adviser agrees with respect to the services provided hereunder that the Adviser will conform with applicable provisions of the 1940 Act and all other applicable rules and regulations of the Securities and Exchange Commission. Agile agrees to maintain any and all registrations and licenses under the Relevant Laws applicable to its operations in connection with the services performed pursuant to this Agreement including registration and/or qualification as an investment company under the 1940 Act and every state or territory of the United States of America (including the District of Columbia) where such registration or qualification is required.

        7.    Certain Representations and Warranties.    Each of the parties hereto represents and warrants to the other that, as of the date hereof, this Agreement has been duly and validly authorized by all necessary action (corporate, limited liability company or otherwise) on the part of such party, has been duly executed and delivered by such party and constitutes the valid and legally binding obligation of such party, enforceable against such party in accordance with its terms and conditions.

        8.    Books and Records.    In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of Agile and further agrees to surrender promptly to Agile any of such records upon Agile's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

        9.    Expenses.    During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund. Nothing herein, however, shall be deemed to require the Sub-Adviser to pay any expenses of the Fund or the Adviser.

        10.    Compensation.    In consideration of the services rendered pursuant to this Agreement, the Adviser will pay to the Sub-Adviser, as compensation for the services provided by the Sub-Adviser under this Agreement, a sub-advisory fee at an annual rate of 1.00% of the average net assets of the Separate Account. This fee shall is to be paid monthly in arrears. The Adviser shall pay the Sub-Adviser no later than 15 business days after the end of each month. In case of termination or expiration of this Agreement during any calendar month, the fee with respect to such month shall be reduced proportionately based upon the number of business days during which it is in effect as compared to the total number of business days in the month. The average net assets of the Fund shall be calculated in accordance with Agile's Articles of Incorporation.

        11.    Standard of Care: Limitation of Liability; Limited Indemnity.    The Sub-Adviser shall exercise due care and diligence and use the same skill and care in providing its services hereunder as it uses in providing services to other investment companies, accounts and customers, but shall not be liable for any action taken or omitted by the Sub-Adviser in the absence of bad faith, willful misconduct, gross negligence or reckless disregard of its duties. The Adviser further agrees to indemnify, defend and hold the Sub-Adviser, and its managers, officers, directors, equity holders, employees and agents ("Related Persons"), harmless from and against all losses, claims, damages, liabilities, costs and expenses arising by reason of being or having been Sub-Adviser to the Adviser, or in connection with the past or present performance of services to the Adviser in accordance with this Agreement, except to the extent that the loss, claim, damage, liability, cost or expense was caused by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties on the part of the Sub-Adviser in the performance of its duties and obligations under this Agreement. These losses, claims, damages, liabilities, costs and expenses include, but are not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees and expenses, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which the indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter. Federal and various state securities laws may afford the Adviser, the Company or the Fund certain rights and remedies under certain circumstances, even in the absence of bad faith, willful misconduct, gross negligence or reckless disregard by the Sub-Adviser or its Related Persons, and nothing contained herein shall in any way constitute a waiver or limitation of any such rights and remedies that the Adviser and/or the Fund may have under any such federal or state securities laws.

        12.    Reference to the Sub-Adviser.    Neither the Adviser nor any affiliate or agent of it shall make reference to this Agreement, or use the name of the Sub-Adviser or any of its affiliates (except references in regulatory filings and communications with shareholders concerning the identity of and services provided by the Sub-Adviser to the Fund, which references shall not differ in substance from those typically included in a registration statement, proxy statement or annual report, provided that the Adviser shall give the Sub-Adviser a reasonable opportunity to review such references in advance and to comment thereon) in any advertising or promotional materials without the prior approval of the

Sub-Adviser, which approval shall not be unreasonably withheld or delayed. The Adviser hereby agrees to make all reasonable efforts to cause the Fund and any affiliate thereof to satisfy the foregoing obligation.

        13.    Duration and Termination.    Unless sooner terminated, this Agreement shall be for an initial period of one year, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Company's Board of Directors and by a majority of the Company's directors who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable at any time without penalty, on sixty (60) days' notice, by the Company's Board of Directors, by the Adviser or by the Sub-Adviser or by vote of a majority of the outstanding voting securities of the Fund. This Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). Termination or expiration of this Agreement, however caused, shall be without prejudice to any compensation accrued to the date of termination or expiration and Sections 3(d), 3(e), 8, 9, 10, 11 and 12 shall survive any termination or expiration.

        14.    Amendment of This Agreement.    A provision of this Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by the Company's Board of Directors, including a majority of the directors who are not interested persons of the Adviser or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

        15.    Notice.    Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

    To the Sub-Adviser at:

      Schreiner Capital Management, Inc.
      111 Summit Drive, Suite 100
      Exton, Pennsylvania 19341

    To the Adviser at:

      Tactical Allocation Services, LLC
      4141 Arapahoe, Suite 207
      Boulder, Colorado 80303

    To the Fund at:

      Agile Multi-Strategy Fund
      4909 Pearl East Circle, Suite #300
      Boulder, Colorado 80301

    With a copy to:

      Davis Graham & Stubbs LLP
      Attention: Peter H. Schwartz, Esq.
      1550 Seventeenth Street, Suite 500
      Denver, Colorado 80202

        16.    Miscellaneous.    Neither the holders of shares of the Fund nor the officers or directors of the Company in their capacities as such shall be personally liable hereunder. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        17.    Governing Law.    This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Colorado law in a manner not in conflict with the provisions of the 1940 Act.

        18.    Counterparts.    This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Tactical Allocation Services, LLC
By:

Name:	Michael P. Brady
Title:	President
Agile Funds, Inc.
By:

Name:	Marc Nicolay
Title:	President/CEO
Schreiner Capital Management, Inc.
By:

Name:
Title:

EXHIBIT F

BENEFICIAL OWNERS OF 5% OR MORE OF SHARES OF
AGILE MULTI-STRATEGY FUND

(AS OF JANUARY    , 2005)

NAME AND ADDRESS	NUMBER OF SHARES	PERCENT OF FUND
[to be added]	[to be added]	[to be added]

F-1

EXHIBIT G

SHARES OF
AGILE MULTI-STRATEGY FUND
OWNED BY DIRECTORS AND OFFICERS

        The following table sets forth for each Director and for the Directors and officers as a group, the amount of equity securities owned in the Fund as of January     , 2005. The information as to beneficial ownership is based on statements furnished to the Fund by each Director and officer. Unless otherwise noticed, (i) beneficial ownership is based on sole investment power, (ii) each Director's individual shareholdings of the Fund constitutes less than 1% of the outstanding shares of the Fund, and (iii) as a group, the Directors and officers of the Fund own less than 1% of the shares of the Fund.

NAME OF DIRECTOR	NUMBER OF SHARES	PERCENTAGE OF FUND
[to be added]	[to be added]	[to be added]

G-1

FORM OF PROXY

AGILE MULTI-STRATEGY FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON MARCH 16, 2005

THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS OF AGILE FUNDS, INC.

        The undersigned hereby appoint(s) Marc Nicolay and Paul Ramer or any one of them, proxies, with full power of substitution, to vote all shares of the Agile Multi-Strategy Fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Company, 4909 Pearl East Circle, Suite #300, Boulder, Colorado 80301, on March 16, 2005, at 3:00 p.m., Mountain Time, and at any adjournment(s) thereof.

        You may indicate your vote by placing an "X" in the appropriate box below.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

        1.     To approve a new investment Sub-advisory Agreement among Agile Funds, Inc. (the "Company"), on behalf of the Agile Multi-Strategy Fund (the "Fund"), Tactical Allocation Services, LLC ("Tactical" or the "Adviser"), and Compass Fund Management, LLC (the "Compass Fund Agreement").

FOR ☐        AGAINST ☐        ABSTAIN ☐

        2.     To approve a new investment Sub-advisory Agreement among the Company, on behalf of the Fund, Tactical, and QES Capital Management, LLC (the "QES Agreement").

FOR ☐        AGAINST ☐        ABSTAIN ☐

        3.     To approve a new investment Sub-advisory Agreement among the Company, on behalf of the Fund, Tactical, and Centaur Capital Partners, L.P. (the "Centaur Agreement").

FOR ☐        AGAINST ☐        ABSTAIN ☐

        4.     To approve a new investment Sub-advisory Agreement among the Company, on behalf of the Fund, Tactical, and Brantley Asset Management, LLC (the "Brantley Agreement").

FOR ☐        AGAINST ☐        ABSTAIN ☐

        5.     To approve a new investment Sub-advisory Agreement among the Company, on behalf of the Fund, Tactical, and Schreiner Capital Management, Inc. (the "Schreiner Agreement").

FOR ☐        AGAINST ☐        ABSTAIN ☐

        This Proxy is solicited on behalf of the Board of Directors, and when properly executed, will be voted as specified. If no specification is made, shares held by the undersigned will be cast "FOR" each Proposal. If any other matters properly come before the meeting of which the Directors were not aware a reasonable time before the solicitation, the undersigned hereby authorizes proxy holders to vote in their discretion on such matters. The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement dated January     , 2005.

        PLEASE VOTE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. This proxy must be signed exactly as your name(s) appears hereon. If signing as an attorney, executor, guardian, or in some representative capacity or as an officer of a corporation, please add such appropriate title.

Signature	Date
Signature (if held jointly)	Date

QuickLinks

IMPORTANT
PURPOSE OF MEETING
OVERVIEW
PROPOSAL 1: APPROVAL OF THE COMPASS AGREEMENT
PROPOSAL 2 APPROVAL OF THE QES AGREEMENT
PROPOSAL 3 APPROVAL OF THE CENTAUR AGREEMENT
PROPOSAL 4 APPROVAL OF THE BRANTLEY AGREEMENT
PROPOSAL 5 APPROVAL OF THE SCHREINER AGREEMENT
ADDITIONAL INFORMATION
EXHIBIT A FORM OF SUB-ADVISORY AGREEMENT COMPASS FUND MANAGEMENT, LLC
EXHIBIT B FORM OF SUB-ADVISORY AGREEMENT QUANTITATIVE EQUITY STRATEGIES, LLC
EXHIBIT C FORM OF SUB-ADVISORY AGREEMENT CENTAUR CAPITAL PARTNERS, L.P.
EXHIBIT D FORM OF SUB-ADVISORY AGREEMENT BRANTLEY ASSET MANAGEMENT, LLC
EXHIBIT E FORM OF SUB-ADVISORY AGREEMENT SCHREINER CAPITAL MANAGEMENT, LLC
EXHIBIT F BENEFICIAL OWNERS OF 5% OR MORE OF SHARES OF AGILE MULTI-STRATEGY FUND (AS OF JANUARY , 2005)
EXHIBIT G SHARES OF AGILE MULTI-STRATEGY FUND OWNED BY DIRECTORS AND OFFICERS
FORM OF PROXY AGILE MULTI-STRATEGY FUND PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON MARCH 16, 2005 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AGILE FUNDS, INC.